UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
ACT OF 1934 (AMENDMENT NO. ___)

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only (as permitted by Rule 14a-6 (e) (2)).

☒ Definitive proxy statement

☐ Definitive additional materials

☐ Soliciting material pursuant to Rule 14a-12

CARACO PHARMACEUTICAL LABORATORIES, LTD

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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CARACO PHARMACEUTICAL LABORATORIES, LTD.

NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS
AND
PROXY STATEMENT
2008

CARACO PHARMACEUTICAL LABORATORIES, LTD.
1150 Elijah McCoy Drive
Detroit, Michigan 48202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND
PROXY STATEMENT
2008

July 29, 2008

Dear Shareholder,

We invite you to attend our 2008 Annual Meeting of Shareholders at 11:00 a.m., Eastern Daylight Saving Time, on September 8, 2008 at the Ritz Carlton Hotel, 300 Town Center Drive, Dearborn, Michigan 48126.

The annual report, which is enclosed, summarizes Caraco’s major developments during fiscal 2008 and includes the fiscal 2008 financials.

Whether or not you plan to attend the Meeting, please complete and mail the enclosed proxy card promptly so that your shares will be voted as you desire. IF YOU WISH TO VOTE IN THE MANNER THE BOARD OF DIRECTORS RECOMMENDS, IT IS NOT NECESSARY TO SPECIFY YOUR CHOICES ON THE PROXY CARD. SIMPLY SIGN, DATE AND RETURN THE PROXY CARD.

Sincerely,

Daniel H. Movens
Chief Executive Officer

CARACO PHARMACEUTICAL LABORATORIES, LTD.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	September 8, 2008
Time:	11:00 a.m., Eastern Daylight Saving Time
Place:	Ritz Carlton Hotel
300 Town Center Drive
Dearborn, Michigan 48126

We invite you to attend the Caraco Pharmaceutical Laboratories, Ltd. Annual Meeting of Shareholders to:

1.	Elect three directors for three-year terms expiring in 2011 and upon the election and qualification of their successors.

2.	Approve the adoption of the Caraco Pharmaceutical Laboratories, Ltd. 2008 Equity Participation Plan and approve the performance goals thereunder.

3.	Transact any other business that is properly submitted before the Annual Meeting or any adjournment(s) of the Meeting.

The record date for the Meeting is July 21, 2008 (the “Record Date”). Only shareholders of record at the close of business on that date can vote at the Annual Meeting. Caraco is mailing this Notice of Annual Meeting to those shareholders.

A proxy statement, proxy card and an annual report are enclosed with this Notice. Whether or not you plan to attend the Meeting and whether you own a few or many shares of stock, the Board of Directors urges you to vote promptly. You may vote by signing, dating and returning the enclosed proxy card.

A list of shareholders who can vote at the Annual Meeting will be available for inspection by shareholders at the Meeting and for ten days prior to the Meeting during regular business hours at the offices of Caraco, 1150 Elijah McCoy Drive, Detroit, MI 48202.

By Order of the Board of Directors,

Daniel H. Movens
Chief Executive Officer

July 29, 2008

CARACO PHARMACEUTICAL LABORATORIES, LTD.
1150 Elijah McCoy Drive
Detroit, Michigan 48202

2008 PROXY STATEMENT

QUESTIONS AND ANSWERS

1.	Q:	What is a proxy?

A:

A proxy is a document, also referred to as a proxy card (which is enclosed), by which you authorize someone else to vote for you in the way that you want to vote. Caraco’s Board of Directors is soliciting this proxy. You may also abstain from voting.

2.	Q:	What is a proxy statement?

A:

A proxy statement is the document the United States Securities and Exchange Commission (the “SEC”) requires to explain the matters on which you are asked to vote on the proxy card. Caraco’s proxy statement, together with its enclosed proxy card, was first mailed to shareholders on or about July 29, 2008.

3.	Q:	Who can vote?

A:

Only holders of Caraco’s common stock at the close of business on July 21, 2008, the Record Date, can vote at the Annual Meeting. Each shareholder of record has one vote for each share of common stock on each matter presented for a vote at the Meeting.

4.	Q:	How do I vote if my stock is held in “street name?”

A:

If your Caraco common stock is held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of stock held in “street name.” As a beneficial owner, you do not have the right to vote your stock. Only the “record holder” of the stock has such rights. If you wish to vote your stock, you should either (i) obtain a legal proxy from the record holder of the stock appointing you as its legal proxy or (ii) instruct the record holder how you would like the record holder to vote the stock you own.

5.	Q:	What will I vote on at the Meeting?

	A:	At the Annual Meeting, shareholders will vote to:

		1.	Elect three directors for three-year terms expiring in 2011 and upon the election and qualification of their successors.

		2.	Approve the adoption of the 2008 Equity Participation Plan and approve the performance goals thereunder.

		3.	Transact any other business that is properly submitted before the Annual Meeting or any adjournment(s) of the Meeting.

6.	Q:	Who can attend the Annual Meeting?

A:

You are entitled to attend the Annual Meeting only if you were a Caraco shareholder as of the Record Date or you hold a valid proxy for the annual meeting. You should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a shareholder of record, your name will be verified against the list of shareholders of record on the Record Date prior to your being admitted to the Annual Meeting. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide valid government-issued photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Annual Meeting.

The Meeting will begin promptly at 11:00 a.m., local time. Check-in will begin at 10:30 a.m., and you should allow ample time for the check-in procedures.

7.	Q:	How does the Board of Directors recommend I vote on the proposal[s]?

A:

The Board of Directors recommends a vote “FOR” all of the nominees listed in Proposal 1and “FOR” the approval and adoption of the 2008 Equity Participation Plan and of the performance goals thereunder.

8.	Q:	How can I vote?

A:

You can vote in person or by proxy. To vote by proxy, sign, date and return the enclosed proxy card. If you return your signed proxy card to American Stock Transfer before the Annual Meeting, the persons named as proxies on the card will vote your shares as you directed. You may revoke a proxy at any time before the proxy is exercised by:

	1.	giving written notice of revocation to Tammy Bitterman, Director, Human Resources, of Caraco, at 1150 Elijah McCoy Drive, Detroit, Michigan 48202;

	2.	submitting another proxy that is properly signed and later dated;

	3.	voting in person at the Meeting (but only if the shares are registered in Caraco’s records in the name of the shareholder and not in the name of a broker, dealer, bank or other third party).

9.	Q:	What is a quorum?

A:

There were 33,106,194 shares of Caraco’s common stock outstanding on the Record Date. A majority of the outstanding shares, or 16,553,098 shares, present or represented by proxy, constitutes a quorum. For purposes of a quorum, abstentions and broker non-votes are included. A broker non-vote is a proxy a broker submits that does not indicate a vote for some or all the proposals because the broker does not have discretionary voting authority and the broker did not receive instructions as to how to vote on those proposals. A broker non-vote may also occur if your broker fails to vote your shares for any reason. A quorum must exist to conduct business at the Annual Meeting.

10.	Q:	How does voting work?

A:

If a quorum exists, the 2008 Equity Participation Plan and each director must receive the favorable vote of a majority of the shares voted, present in person or represented by proxy, but excluding broker non-votes and abstentions.

Caraco will vote properly executed Proxies it receives prior to the Meeting in the way you direct. If you sign the proxy card but do not specify instructions, the shares represented by Proxies will be voted “FOR” the nominees for directors and “FOR” the approval and adoption of the 2008 Equity Participation Plan and of the performance goals thereunder. No other matters are currently scheduled to be presented at the Meeting. If any matter or matters are properly brought before the Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy card to vote the shares represented by the proxy card as they determine.

11.	Q:	Who pays for the costs of the Meeting?

A:

Caraco pays the cost of preparing and printing the proxy statement and soliciting proxies. Caraco will solicit proxies primarily by mail, but may also solicit proxies personally and by telephone. Caraco will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation material to beneficial owners of Caraco’s common stock.

12.	Q:	When are shareholder proposals for the 2009 Annual Meeting due?

A:

All shareholder proposals to be considered for inclusion in next year’s proxy statement must be submitted in writing to the Secretary or Assistant Secretary of Caraco Pharmaceutical Laboratories, Ltd., 1150 Elijah McCoy Drive, Detroit, Michigan 48202, before March 31, 2009.

13.	Q:	How may a shareholder communicate with the Board of Directors?

A:

Shareholders may communicate with the Board of Directors or any member of the Board of Directors by sending a letter addressed to the Board of Directors, c/o Tammy Bitterman, Director, Human Resources, at 1150 Elijah McCoy Drive, Detroit, Michigan 48202. The Board of Directors’ policy is to have all shareholder communications compiled by the Director, Human Resources and forwarded directly to the Board or the director as indicated in the letter. All letters will be forwarded to the appropriate party. The Board of Directors reserves the right to revise this policy in the event that this process is abused, becomes unworkable or otherwise does not efficiently serve the purpose of the policy.

PROPOSAL 1 – ELECTION OF DIRECTORS

Election of Board of Directors

Caraco’s Board of Directors is divided into three classes with each class of directors elected to a three-year term of office. At each annual meeting, Caraco shareholders elect one class of directors for a three-year term to succeed the class of directors whose term of office expires at that meeting. This year you are voting on three candidate directors. Based on the recommendation of the Board of Directors, the following individuals, each of whom is a current director, are recommended for re-election: Daniel H. Movens, Sailesh T. Desai and Georges Ugeux. Mr. Movens has been a director since 2005, Mr. Desai has been a director since 2000 and Mr. Ugeux has been a director since 2004. Each of the nominees has consented to his nomination and has agreed to serve as a director of Caraco if elected.

If any director is unable to stand for re-election, Caraco may vote the shares to elect any substitute nominee recommended by the Board of Directors. If the Board of Directors does not recommend any substitute nominees, the number of directors to be elected at the Annual Meeting may be reduced by the number of nominees who are unable to serve.

Caraco’s Board of Directors recommends a vote“FOR” these nominees.

NOMINEES FOR DIRECTORS’ TERMS EXPIRING 2011

Directors	Age	Principal Occupation and Business Experience During Past 5 Years and other Directorships	Director Since

Daniel H. Movens	50	Mr. Movens became the CEO of Caraco in May 2005. Prior to this, Mr. Movens was President of Anda, Inc., a wholly-owned subsidiary of Andrx, Inc., a position he held since February 2004. Since 1995 Mr. Movens held a number of positions of increasing responsibility, including Executive Vice President of Operations of Anda, Inc. Mr. Movens was also an Operating Committee member for Andrx Corporation. For fifteen (15) years before joining Anda, Inc., Mr. Movens worked in the retail pharmacy industry, working for independent pharmacies and pharmacy chains.	2005

Sailesh T. Desai	54	Mr. Desai has served as a full-time director of Sun Pharmaceutical Industries Limited (“Sun Pharma”) since 1999, responsible for domestic marketing of some of the divisions dealing in specific therapy segments of pharmaceutical formulations. From 1994 to 1998, Mr. Desai was the principal shareholder and Managing Director of Milmet Laboratories, Pvt. Ltd., a manufacturer and marketer of ophthalmic solutions which was organized under the laws of the Commonwealth of India and merged into Sun Pharma in 1998.	2000

Georges Ugeux	63

In October 2003, Mr. Ugeux founded Galileo Global Advisors LLC (a company offering strategic advice on international business development). From September 1996 to October 2003, Mr. Ugeux was a Group Executive Vice President, International and Research and a member of the Office of the Chief Executive of NYSE. From 1995 until September 1996, Mr. Ugeux served as President of the European Investment Fund. From 1992 until 1995, Mr. Ugeux was President of Kidder, Peabody Europe as well as Managing Director while serving as a member of the Managing Committee of the Board of Directors of Kidder, Peabody, Inc. From 1988 until 1992, Mr. Ugeux was Group Finance Director at Societe Generale de Belgique, a Belgian diversified industrial and financial conglomerate.

			2004

DIRECTORS’ TERMS EXPIRING 2010

Directors	Age	Principal Occupation and Business Experience During Past 5 Years and other Directorships	Director Since

Timothy S. Manney	49	Since May 2002, Mr. Manney has been President and Director of Synova, Inc. (a privately-held information technology staffing and creative–services consulting firm). From 1990 to 2001, Mr. Manney served as the Chief Financial Officer of Covansys Corporation (a publicly-held information technology solutions company).	2004

Madhava Reddy	50	Mr. Reddy is President and Chief Executive Officer of HTC Global Services, Inc., a private Michigan corporation he organized in 1992. HTC Global Services is a global information and technology service and solution provider. HTC Global Services currently has offices in Australia, Canada, India, Malaysia, Singapore, and the United Kingdom, and has its corporate offices in Troy, Michigan. Mr. Reddy, a CPA, is a member of the American Institute of Certified Public Accountants and the Michigan Association of Certified Public Accountants.	2005

Sudhir V. Valia	52	Mr. Valia joined Sun Pharma as a director in January 1994 and has been a full-time director since his appointment in April 1994. He is currently responsible for finance, commercial, operations, projects and quality control. Prior to then, Mr. Valia was a chartered accountant in private practice. Mr. Valia is a qualified chartered accountant in India. Mr. Shanghvi is Mr. Valia’s brother-in-law.	1997

DIRECTORS’ TERMS EXPIRING 2009

Directors	Age	Principal Occupation and Business Experience During Past 5 Years and other Directorships	Director Since

Dilip S. Shanghvi	52	Mr. Shanghvi has served as Chairman of the Board of Directors of Caraco since 1997. Mr. Shanghvi is the founder of Sun Pharma, its Managing Director since its inception in 1993, responsible for marketing, research and development and human resource development, and its Chairman since 1999. Also, since March 2007, Mr. Shanghvi is the Managing Director of Sun Pharma Advanced Research Company Ltd. Mr. Valia is Mr. Shanghvi’s brother-in-law.	1997

Gurpartap Sing Sachdeva	39	Mr. Singh currently serves as Senior Vice President – Business Strategies (since July 2007); previously Vice President – Sales and Marketing (September 2003 to July 2007) and National Sales and Marketing Manager (September 2000 to September 2003). From May 1998 to September 2000, Mr. Singh was the Manager of Bulk Drugs for Sun Pharma.	2008

Dr. John D. Crissman	69

Dr. Crissman is a tenured professor (since 1990) in the Department of Pathology of Wayne State University’s School of Medicine in Detroit, Michigan. Dr. Crissman was Dean of Wayne State University’s School of Medicine from June 1999 to October 2004. During this same period, he also held the positions of President, Academic Health Center Services, and Senior Vice President for Medical Affairs at the Detroit Medical Center. From 1990 through June 1999, Dr. Crissman was the Chair of Pathology of Wayne State University’s School of Medicine and Specialist-in-Chief, Pathology and Laboratory Service, at the Detroit Medical Center.

			2005

BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

During fiscal 2008, the Board of Directors met four times. All of our current directors attended at least 75% of the meetings of the Board and the committees on which they served, except for Messrs. Shanghvi, Desai and Valia. The Board of Directors encourages Board members to attend each Annual Meeting of Shareholders. At the 2007 Annual Meeting of Shareholders, two of the Caraco directors were in attendance. In addition to meetings, the Board and the committees take corporate action through unanimous written consents.

The Board of Directors is fixed at nine members. The Board has determined that Messrs. Crissman, Manney, Reddy and Ugeux are “independent” directors within the meaning of Section 121A of the American Stock Exchange Company Guide (“Amex Company Guide”). Unless a company is a “controlled company” under the Amex Company Guide, a majority of its Board of Directors must be independent. As a result of Sun Pharma owning a majority of the outstanding voting shares, Caraco is a controlled company under Amex Company Guide and is therefore not required (i) to have a majority of independent directors on its Board; (ii) to have the compensation of the chief executive officer and all other officers determined or recommended to the Board either by the Compensation Committee comprised of independent directors or by a majority of the independent directors, and (iii) to have nominations to the Board of Directors either selected, or recommended for the Board’s selection, by either a nominating committee comprised solely of independent directors or by a majority of the independent directors.

Committees of the Board

The Board maintains three standing committees: audit, compensation and independent. These are described below.

Audit Committee. The Audit Committee is responsible for selecting, evaluating, retaining and, where appropriate, replacing Caraco’s independent auditors. Generally, the Audit Committee monitors the integrity of Caraco’s financial statements and the independence and qualifications of the independent auditors. The Audit Committee is governed by a written charter. The Audit Committee’s responsibilities are described in more detail in such charter. A copy of the charter is included as Appendix A. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee held five meetings in fiscal 2008. The current members of the Audit Committee are Messrs. Manney, Reddy and Ugeux. Mr. Manney is the committee’s Chairman. Each of these members is independent under Section 121(B) of the Amex Company Guide. As further required by such rules, each of the committee members is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. The Board of Directors has determined that Mr. Manney is an audit committee financial expert.

Compensation Committee. The Compensation Committee oversees Caraco’s policies and programs for the compensation of its officers. The Committee determines the compensation of our chief executive officer and delegates to him the responsibility to determine the base salaries and bonuses of all officers other than the chief executive officer, under the constraints of an overall limitation on the total amount of compensation to be paid to them. The Compensation Committee is also responsible for the review and approval of compensation programs for officers and employees, including fringe benefits and stock options and/or bonuses, as may be from time to time recommended by management. Grants of options or other equity awards are made by the two “non-employee directors” as defined by 16b-3 who are also “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee held two meetings during fiscal 2008. The Compensation Committee currently consists of Messrs. Shanghvi, Manney, and Ugeux. Mr. Shanghvi serves as the Chairman.

Independent Committee. The Independent Committee was established to negotiate a products agreement between Caraco and Sun Pharma Global, Inc. (“Sun Global”), a wholly-owned subsidiary of Sun Pharma. In 2005, the Board of Directors ratified and approved the authority of the Independent Committee (with respect to past, present and future actions) to review and approve all related party transactions. The Independent Committee held one meeting during fiscal 2008. The Independent Committee currently consists of Messrs. Crissman, Manney, Reddy and Ugeux. All of the members are independent under Section 121(A) of the Amex listing standards currently in effect. Mr. Ugeux serves as the Chairman.

Nomination of Directors

The Board of Directors has not established a formal nominating committee as the entire Board serves in this capacity. The Board of Directors has not maintained a formal nominating committee because the Board of Directors feels that it is not necessary since the size of the Board is relatively small. While the Board has not established a formal committee, in the past the Board has asked one or two of its directors to meet with a number of candidates and to make recommendations to the full Board. The Board may utilize a variety of methods for identifying potential nominees, including considering potential candidates who come to their attention through current officers, directors, Caraco’s professionals, professional search firms or other persons. Once a potential nominee has been identified, the Board evaluates whether the nominee has the appropriate skills and characteristics to become a director in light of the then make-up of the Board of Directors. This assessment includes an evaluation of the candidate’s judgment and skills, such as experience at a policy setting level, financial sophistication, leadership and objectivity. At a minimum, the Board of Directors believes that all members of the Board should have the highest professional and personal ethics and values. Mr. Singh, who is the Senior Vice President – Business Strategies of the Company, was presented for consideration as a Director by the Chief Executive Officer of the Company and appointed to the Board in July 2008 to fill the vacancy created by the resignation of Jitendra N. Doshi, to serve the remainder of Mr. Doshi’s term expiring at the 2009 annual meeting and the election and qualification of his successor.

The Board of Directors considers stockholder nominations for candidates for membership on the Board when properly submitted in accordance with Company’s bylaws. The Company’s bylaws provide that nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors if timely notice of such shareholder’s intent has been given in writing to the secretary or an assistant secretary of the Company. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement is released to shareholders in connection with the previous year’s annual meeting. Each such notice shall set forth (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a shareholder of record of stock of the Company entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if so elected.

Report of the Audit Committee

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Our management is responsible for the preparation, presentation and integrity of our financial statements, the accounting and financial reporting principles, and the internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for an integrated audit of our financial statements and internal control over financial reporting. The integrated audit is designed to express an opinion on our financial statements, an opinion on management’s assessment of internal control over financial reporting and an opinion on the effectiveness of internal control over financial reporting. The Committee’s responsibility is generally to monitor and oversee these processes.

In the performance of its oversight function, the Committee:

•	Met to review and discuss our audited financial statements for the year ended March 31, 2008 with our management and our independent auditors;

•

Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•

Received from the independent auditors written affirmation of their independence as required by Independence Standards Board Standard No. 1 (Independence Standard, Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and discussed the independent auditors’ independence with them.

While the Committee has the responsibilities and powers set forth in its charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management. The independent registered public accounting firm is responsible for planning and conducting their audits.

Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in its charter, the Committee recommended to the board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2008 for filing with the Securities and Exchange Commission.

The Audit Committee

Timothy S. Manney (Chairman)
Madhava Reddy
Georges Ugeux

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics (the “Code”) applicable to its directors, officers and employees. A copy of the Code is available at no charge by contacting the Director, Human Resources, Tammy Bitterman, at 1150 Elijah McCoy Drive, Detroit, MI 48202, or by telephone: (313) 871-8400 or by email: tbitterman@caraco.com.

PROPOSAL 2 – TO APPROVE THE CARACO PHARMACEUTICAL LABORATORIES, LTD. 2008 EQUITY PARTICIPATION PLAN

On July 23, 2008, the Board of Directors approved the Caraco Pharmaceutical Laboratories, Ltd. 2008 Equity Participation Plan (the “2008 Plan”), subject to stockholder approval. The purpose of the 2008 Plan is (i) to provide an incentive for employees, consultants and non-employee directors to further the growth and financial success of Caraco by personally benefiting through the ownership of shares of common stock; and (ii) to obtain and retain the services of employees, consultants and non-employee directors considered essential to the long-range success of Caraco, by making available stock options and/or shares of restricted stock.

The 2008 Plan, if approved by stockholders, is intended to replace the 1999 Equity Participation Plan (the “1999 Plan”). Such Plan otherwise terminates on April 9, 2009. The 1999 Plan has 2,489,600 shares of common stock available for grant as of March 31, 2008. If the 2008 Plan is approved by stockholders, the Board of Directors intends to terminate the 1999 Plan as to future grants so that the shares currently available for grants under the Plan would no longer be available.

A summary of the material terms of the 2008 Plan is set forth below. This summary is qualified in its entirety by reference to Appendix B to this proxy statement, which contains the proposed 2008 Plan in its entirety.

Administration

The 2008 Plan will be administered by the Committee (defined generally as the Compensation Committee or the board of directors). A subcommittee (the “Subcommittee”), comprised of the independent directors of the Committee, shall approve all transactions relating to Caraco’s officers subject to Section 16 of the Securities Exchange Act of 1934. The Committee may delegate to the chief executive officer the power to make grants of options and/or restricted stock to employees who are not officers and directors subject to Section 16 of the Securities Exchange Act of 1934 or who are subject to Section 162(m) of the Code. The Committee or Subcommittee has the power to interpret the 2008 Plan, the stock option agreements issued thereunder and the agreements pursuant to which restricted stock awards are granted. The Committee or Subcommittee may adopt such rules for the administration, interpretation and application of the 2008 Plan as are consistent with the 2008 Plan, and to interpret, amend or revoke any such rules. Caraco’s Board of Directors, acting by a majority of its members in office, shall administer the 2008 Plan with respect to options granted to non-employee directors.

Eligibility

Officers, consultants and other employees (including employee directors) of Caraco and its subsidiaries and affiliates whom the Committee or Subcommittee believes have the potential to contribute to the future success of Caraco, and those non-employee directors who the board of directors believes have the potential to contribute to the future success of Caraco, shall be eligible to receive awards under the 2008 Plan.

Award

The aggregate number of shares which may be issued under the 2008 Plan (including shares issued upon exercise of options) shall not exceed one million (1,000,000). The maximum number of shares of common stock which may be subject to a stock option award and a restricted stock award under the 2008 Plan to any individual in any calendar year shall not exceed 200,000 shares of common stock.

Stock Options.

The 2008 Plan permits the granting of non-transferable stock options that are either intended to qualify as incentive stock options or not intended to so qualify and are non-statutory stock options. The Committee, the Subcommittee or the board of directors shall determine whether stock options are to be non- statutory or incentive and whether such stock options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) (see reference below) of the Internal Revenue Code of 1986. The option exercise price for each share covered by the option shall be no less than 100% of the fair market value of a share of common stock at the time such option is granted. The term of an option shall be determined by the Committee or Subcommittee provided, however, that in the case of incentive stock options, the term shall not be more than 10 years from the date the incentive stock option is granted. The period during which the right to exercise an option in whole or in part vests will be set by the Committee or Subcommittee. Each option shall be evidenced by a written stock option agreement which shall be executed by the optionee. Upon exercise of an option, the consideration may consist of cash, the delivery of other shares of Caraco common stock, cashless stock option exercises, and other types of payment or some combination thereof.

Restricted Stock

Restricted stock may be awarded to any participant whom the Committee or Subcommittee determines should receive such an award. The Committee or Subcommittee may determine the purchase price, if any, and other terms and conditions, if any, applicable to the restricted stock. The Committee or Subcommittee may impose such conditions on the issuance of the restricted stock as deemed appropriate. The Committee or Subcommittee shall determine whether such restricted stock is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code. Restricted stock shall be issued only pursuant to a written restricted stock agreement. The shares of restricted stock may be placed into escrow by the Committee or Subcommittee and held until all the restrictions imposed under the restricted stock agreement have been satisfied or removed.

Section 162(m) of the Code

Section 162(m) of the Code precludes a publicly-held corporation from taking a tax deduction for compensation for services in excess of $1 Million dollars for its chief executive officer and its four other highest-paid officers. Section 162(m) also provides for certain exemptions to this limitation, including compensation that is performance based within the meaning of Section 162(m)(4)(c). The Committee or Subcommittee, however, reserves the right to award compensation to its executives in the future that may not qualify under Section
162(m) as deductible compensation. The Committee or Subcommittee will, however, continue to consider all elements of the cost to Caraco of providing such compensation, including the potential impact of Section 162(m).

Section 6.10 of the 2008 Plan sets forth the following performance goals which it may be include as conditions to the grant of options and/or restricted stock: (i) net sales, (ii) sales of certain products, (iii) gross profits or gross profit margin, (iv) gross profits or gross profit margin relating to manufactured products, (v) gross profits or gross profit margin relating to distributed products, (vi) research and development costs, (vii) pre-tax income, (viii) operating income, (ix) cash flow, (x) earnings per share, (xi) return on equity, (xii) return on invested capital or assets, (xiii) cost reductions or savings, (xiv) appreciation in the fair market value of Common Stock, (xv) earnings before any one or more of the following items: interest, taxes, depreciation or mortization, and (xvi) any other performance goal determined by the Committee.

Adjustments for Stock Dividends, Mergers, and Changes in Control.

In the event of a stock dividend, stock split, reorganization, merger, or similar corporate transaction (other than a change in control), the Committee or Subcommittee is authorized to make appropriate adjustments to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2008 Plan or with respect to an outstanding award. In addition, the Committee or Subcommittee may provide for the acceleration of the vesting period; for the assumption by any successor or survivor corporation of the obligations of Caraco with respect to an award; or for the removal of restrictions imposed under a restricted stock agreement. In the event of a change in control as defined in the 2008 Plan (which includes among other events, any person (other than Sun Pharma and its affiliates) becoming the beneficial owner of more than a majority of the combined voting power of Caraco or generally, over a period of 36 months or less, a majority of the Board members ceases by reason of one or more contested elections for Board membership to be comprised of individuals who either (a) have been board members continuously since the beginning of such periods, or (b) have been elected or nominated for election as Board members during such period by a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board), each option granted shall become exercisable as to all shares covered thereby simultaneously with the consummation of such change in control and any restricted stock awarded shall become fully vested and generally the restrictions included in any restricted stock granted shall be deemed rescinded and terminated.

Amendment or Termination of the 2008 Plan.

The 2008 Plan may be wholly or partially amended or modified, suspended or terminated at any time by the Committee. However, without approval of Caraco’s shareholders given within 12 months before or after the action by the Committee or Subcommittee, no action of the Committee or Subcommittee may, except as otherwise provided in the 2008 Plan, increase the limits of the maximum number of shares which may be issued under the 2008 Plan to any individual and no action of the Committee or Subcommittee may be taken that would otherwise require shareholder approval as a matter of law, regulation or rule. No amendment, suspension, or termination of the 2008 Plan shall, without the consent of the participants, alter or impair any rights or obligations under any award theretofore granted, unless the award itself expressly so provides.

Federal Income Tax Information

The following is only a brief summary of the effect of federal income taxation upon the recipient and Caraco under the 2008 Plan based upon the Code. This summary does not purport to be complete and does not discuss the income tax laws of any municipality, state or country outside of the United States in which a participant may reside.

If any option granted under the 2008 Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. Caraco will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares received from the exercise of an incentive stock option, any gain (or loss) will be treated as a capital gain (or loss) as long as the sale or exchange occurs at least two years after the date of grant of the option and at least one year after exercise of the option. In addition, the optionee must be an employee of Caraco (or of a related company) for all times between the grant of the option and the day that is three months before the exercise of the option. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule may operate to postpone the recognition date of ordinary income upon such premature disposition if the optionee is subject to Section 16 of the

Securities Exchange Act of 1934. Caraco will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. For each employee that has been granted incentive stock options, Section 422(d) of the Code limits incentive option treatment to options that are exercisable for the first time in a given calendar year and where the fair market value of the stock that could be acquired with respect to these options does  not exceed $100,000. Any options that are exercisable and that exceed this amount in a given year will be treated as non-statutory options.

Options which do not qualify as incentive stock options are taxed as non-statutory options. An optionee will not recognize any taxable income at the time he is granted a non-statutory option. However, upon the exercise of a non-statutory option, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the exercise price. The income recognized by an optionee who is also an employee of Caraco will be subject to tax withholding by Caraco by payment in cash or out of the current earnings paid to the optionee. Caraco will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a non-statutory option. Upon sale of the shares by exercising the option, any difference between sales price and the fair market value on the date of exercise will be treated as capital gain (or loss). In certain circumstances, where the shares acquired by the exercise of the option are subject to a substantial risk of forfeiture when acquired or where the optionee is subject to Section 16 of the Securities Act of 1934, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code.

The grant of restricted stock will generally be subject to the tax consequences discussed above for non-statutory options. At such times as the restrictions on the stock lapses or the stock is sold, such shareholders will recognize ordinary income to the extent of the fair market value of such stock less the amount, if any, which is paid for the stock. The income recognized by a shareholder who is an employee will be subject to tax withholding by Caraco by payment in cash or out of the current earnings paid to the employee. Caraco will be entitled to a tax deduction in the same amount as the ordinary income recognized by the shareholder. A shareholder is permitted to make and election under Section 83(b) of the Code to recognize ordinary income immediately upon the grant of the restricted stock equal to the value of the stock on the date of the grant (without regard to any restrictions on the stock) less the amount, if any, the shareholder pays for the stock. If the Section 83(b) election is made, any increase or decrease in the value upon the disposition of the stock is then treated as a capital gain (or loss). If the stock is later forfeited, the shareholder is not entitled to any deduction related to the forfeiture. Caraco's deduction for Section 83(b) stock will be equal to the amount that is treated as ordinary income by the employee.

Recommendation

The discussion of the 2008 Plan is qualified in its entirety by the actual terms and conditions of the 2008 Plan, a copy of which is included as Appendix “B” to this Proxy Statement.

The Board of Directors recommends a vote “FOR” the approval and adoption of the 2008 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The SEC requires that Caraco provide information about any shareholder who beneficially owns more than 5% of Caraco’s common stock. The following table provides the required information, as of the Record Date, about the shareholders (who are not officers or directors) known to Caraco to be the beneficial owners of more than 5% of Caraco’s common stock. Caraco relied solely on information furnished by its transfer agent and Schedule 13Ds filed with the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Sun Pharma 17/B Mahal Industrial Estate Mahakali Caves Road Anderi (East), Mumbai, 400 093 India	23,396,680(1)	70.7%

(1)

Sun Pharma directly owns 8,382,666 shares of common stock of Caraco and beneficially owns 15,014,014 shares registered in the name of Sun Global, its wholly owned subsidiary, Sun Globals address is International Trust Building, P.O. Box No. 659, Road Town, Tortola, British Virgin Island.  In addition, Sun Global owns 7,072,000 shares of Series B preferred stock which are convertible into 7,072,000 shares of common stock three years from the date of their respective issuance or upon a change in control. Including such Series B preferred stock, Sun Pharma beneficially own 75.8% of Caraco.

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table contains information, as of the Record Date, about the number of shares of Caraco’s common stock beneficially owned by incumbent directors, the executive officers and by all current directors, nominees and executive officers as a group. The number of shares of common stock beneficially owned by each individual includes shares of common stock which the individual can acquire by September 19, 2008 through the exercise of any stock option or other right. Unless indicated otherwise, each individual has sole investment and voting power (or shares those powers with his or her spouse) with respect to the shares of common stock listed in the table.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Dilip S. Shanghvi (1)	0 (2)	(2)

Daniel H. Movens (3)	105,000 (4)	*

Mukul Rathi (3)	2,000 (5)	*

Robert Kurkiewicz (3)	7,013	*

Gurpartap Singh Sachdeva (3)	11,800 (6)	*

Dr. John D. Crissman (7)	4,700 (8)	*

Sailesh T. Desai (9)	0 (2)	(2)

Timothy S. Manney (10)	6,000 (11)	*

Madhava Reddy (12)	4,500 (13)	*

Georges Ugeux (14)	1,500 (15)	*

Sudhir V. Valia (16)	0 (2)	*

All current executive officers and directors as a group (11 persons)	142,513 (2)	*

*	Less than 1.0% of the outstanding shares

(1)	The mailing address of Mr. Shanghvi is c/o Sun Pharmaceutical Industries Limited, 17/B, Mahal Industrial Estate, Mahakali Caves Road, Andheri (East), Mumbai 400 093 India.

(2)

Excludes 23,396,680 shares of common stock and 7,072,000 shares of Series B preferred stock beneficially owned by Sun Pharma and Sun Global. (See footnote 1 under “ Security Ownership of Certain Beneficial Owners “ and “Transactions of Directors, Executive Officers and Certain Beneficial Holders of Caraco.”) Mr. Shanghvi is the Chairman and Managing Director of, and Messrs. Desai, and Valia are directors of, and Mr. Shanghvi, together with his associate companies, is also the majority shareholder of, Sun Pharma, and, therefore, may be deemed to share investment control over the shares of common stock held by Sun Pharma and Sun Global. Each of Messrs. Desai and Valia disclaims beneficial ownership of the shares of common stock beneficially owned by Sun Pharma and Sun Global.

(3)	The mailing address of each of these holders is 1150 Elijah McCoy Drive, Detroit, Michigan 48202.

(4)	Includes stock options that are currently exercisable to purchase 80,000 shares of common stock.

(5)	Includes stock options that are currently exercisable to purchase 2,000 shares of common stock.

(6)	Includes 1,800 shares held in the name of his wife.

(7)	Dr. Crissman’s mailing address is 540 E. Canfield, Detroit, Michigan 48201.

(8)	Includes stock options that are currently exercisable to purchase 4,500 shares of common stock.

(9)	Mr. Desai’s mailing address is c/o Sun Pharmaceutical Industries Limited, Acme Plaza, Andherin-Kurla Road, Mumbai 400 059 India.

(10)	Mr. Manney’s mailing address is c/o Synova, Inc., 1000 Town Center, Suite 700, Southfield, Michigan 48075

(11)	Includes stock options that are currently exercisable to purchase 6,000 shares of common stock.

(12)	Mr. Reddy’s mailing address is c/o HTC Global Services, Inc., 3270 West Big Beaver Road, Troy, Michigan 48084.

(13)	Includes stock options that are currently exercisable to purchase 2,000 shares of common stock.

(14)	Mr. Ugeux’s mailing address is c/o Galileo Global Advisors, One Rockefeller Center, Suite 1722, New York, New York 10020.

(15)	Includes stock options that are currently exercisable to purchase 1,500 shares of common stock.

(16)	Mr. Valia’s mailing address is c/o Sun Pharmaceutical Industries Limited, Acme Plaza, Andheri Kurla Road, Andheri (East), Mumbai 400 059 India.

Equity Compensation Plan Information
3-31-08

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights.	Weighted-average exercise price of outstanding options, warrants and rights.	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)

Equity compensation plans approved by	161,000	$10.83	2,489,600
security holders
Equity compensation plans not approved by security holders	200,000	$3.50	0

			(see discussion below)
Total	361,000	$6.77	2,489,600

The equity compensation plans approved by security holders consists of the 1999 Equity Participation Plan. The above referenced options under the 1999 Plan were granted to employees, directors, former directors and consultants and includes the grant of options and shares of stock under Mr. Movens’ employment agreement. See “Compensation of Executive Officers – Employment Agreements.” The equity compensation plans not approved by security holders consist of options granted to an unaffiliated generic drug company with respect to sign-up options for products. With respect to the formula for one product, the Company has determined it is different from the formula approved by the FDA and manufactured and introduced by the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Caraco’s directors, executive officers and persons who own more than ten percent of a registered class of Caraco’s equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC not later than specified deadlines. To Caraco’s knowledge, based solely on a review of the copies of such reports furnished to Caraco, all directors, executive officers and persons who own more than ten percent of Caraco’s equity securities complied with applicable Section 16(a) filing requirements for fiscal 2008, except as follows: Mr. Crissman filed a late report with respect to one transaction, Mr. Reddy filed a late report with respect to one transaction and Mr. Ugeux filed a late report with respect to four transactions.

TRANSACTIONS OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL HOLDERS OF CARACO

The following discloses transactions during fiscal 2008, fiscal 2007, fiscal 2006, and proposed transactions between Caraco and several of the incumbent and nominee directors, executive officers and security holders who beneficially hold in excess of five percent of our outstanding shares:

On November 21, 2002, we entered into a products agreement with Sun Global. Under the agreement, which was approved by our independent directors, Sun Global agreed to provide us with 25 new generic drugs over a 5-year period. In exchange for each new generic drug transferred to us by Sun Global which passed bioequivalency studies, we issued Sun Global 544,000 shares of Series B preferred stock. During fiscal 2008, fiscal 2007 and fiscal 2006, Sun Global earned 10,088,000, 1,632,000 and 4,896,000 shares of Series B preferred stock for two product transfers, three product transfers, and nine product transfers, respectively, as provided under the November 2002 products agreement. Sun Global has provided us with all 25 generic drugs all of which have passed their bioequivalency studies. The products agreement has been completed. No additional shares of Series B preferred stock will be issued to Sun Global under the agreement.

During fiscal 2008, fiscal 2007 and fiscal 2006, we purchased approximately $498.5 million, $38.8 million and $28.1 million, respectively, of our raw materials and finished goods formulations from Sun Pharma. We intend to continue to purchase raw materials and formulations from Sun Pharma in fiscal 2009.

During fiscal 2008, fiscal 2007 and fiscal 2006, Caraco purchased at Sun Pharma and its affiliates’ cost, approximately $0.3 million, $0.8 million and $0.2 million, respectively, of machinery and equipment from Sun Pharma and its affiliates. We intend to continue to purchase machinery equipment from Sun Pharma and its affiliates in fiscal 2009.

We entered into two non-cancelable operating leases during 2000 with Sun Pharma to lease production machinery. The leases each require rental payments of $4,245, and expired during fiscal 2006.

Caraco entered into a manufacturing and supply agreement and a distribution and sale agreement in December 2004 with respect to one product with an affiliate of Sun Pharma, Sun Pharmaceutical Industries, Inc. Caraco entered into another distribution and sales agreement with Sun Pharmaceutical Industries, Inc. in January 2005 with respect to another product.

In fiscal 2007 Caraco entered into a three-year marketing agreement with Sun Pharma, which was reviewed and approved by the Independent Committee. Under the agreement, the Company purchases selected product formulations offered by Sun Pharma, and markets and distributes them as part of its current product offerings in the U.S., its territories and possessions, including Puerto Rico. Sun Pharma is not obligated to offer Caraco Products under this Agreement, however, Caraco has the exclusive right to market in the U.S., its territories and possessions, including Puerto Rico, any products offered by Sun Pharma and accepted by Caraco.

During fiscal 2008, the Corporation entered into a three-year distribution and sale agreement with Sun Pharma, which was reviewed and approved by the Board’s Independent Committee. Under this agreement, the Company purchases selected formulations which have been filed under the Paragraph IV certification process with the FDA by Sun Pharma and offered for distribution. Paragraph IV (“Para IV) certified products may face litigation challenges with respect to claims of patent infringement. Under the agreement, the Company shares in the sales opportunity and shares the litigation risks. The Company is indemnified by Sun Pharma of any risks beyond the percentage agreed to as its profit percentage, thereby limiting the Company’s exposure. Sun Pharma is not obligated to offer Caraco products under this agreement, however, Caraco has the exclusive right to market in the U.S., its territories and possessions, including Puerto Rico, any products offered by Sun Pharma and accepted by Caraco. The Company markets and distributes the same as part of its current product offerings in the U.S., its territories and possessions, including Puerto Rico. The license granted with respect to a product terminates upon the end of an exclusivity period or 180 days or a non-appealable court decision, or until a third generic manufacturer launches the product, whichever is later, or until a settlement is reached, at which time the product will become part of the standard Caraco-Sun Pharma marketing agreement disclosed above. The Company currently receives a fixed margin of 8%, or such other percentages that shall be mutually agreed upon. Under the agreement, Sun Pharma and Caraco mutually indemnify each other, capped by the fixed margin percentage with respect to damages from infringement.

During fiscal 2008, fiscal 2007 and fiscal 2006, the Company made net sales of $225.1 million, $4.6 million and $1.1 million of the marketed products under the aforesaid agreements, respectively.

The Independent Committee, which reviews related party transactions, reviews them on the basis that they shall not generally be less favorable in the aggregate than with the usual and customary and similar transactions between unrelated parties dealing at arm’s length.

EXECUTIVE OFFICERS

The following table provides current information about Caraco’s executive officers who are not directors.

Name	Age	Five-Year Business Experience	Executive Officer Since

Mukul Rathi	35	Interim Chief Financial Officer (since January 2007); previously, Controller (from December 2005 to July 2007). From May 1999 to December 2005, he was Sr. Executive-Accounts and Manager-Accounts with Sun Pharma. He also served as Officer-Accounts for Century Enka, Ltd. from August 1997 to May 1999. Mr. Rathi graduated from the University of Calcutta in India and subsequently qualified to be a member of the Institute of Chartered Accounts of India.	2007

Robert Kurkiewicz	57	Senior Vice President – Regulatory (since October 2006); previously, Senior Vice President – Technical (October 1998 to October 2006) and Vice President – Quality Assurance (November 1993 to October 1998).	1993

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

This Compensation Discussion & Analysis (“CD&A”) outlines our compensation philosophy, objectives and processes for our executive officers. It explains how we make executive compensation decisions, the data we use and the reasoning behind the decisions that we make.

Following the CD&A are tables and other information that explain the compensation for our executive officers, including discussion of the potential compensation of our executive officers following termination of employment under different situations.

These tables and narratives assist us in communicating our compensation plans to our stockholders.

Compensation Philosophy

Our compensation philosophy extends to all employees, including executive officers, and is designed to align employee and stockholder interests. The philosophy’s objective is to pay fairly based upon the employee’s position, experience, individual performance and company performance. Employees may be rewarded through additional compensation when the Company meets or exceeds targeted business objectives. Generally, under our compensation philosophy, as an employee’s level of responsibility increases, a greater portion of his or her total potential compensation becomes contingent upon annual performance.

The principles of our compensation philosophy are described below:

•	Market-driven. Compensation programs are structured to be competitive both in their design and in the total compensation that they offer.

•	Stockholder-aligned. Certain full-time employees have some portion of their incentive compensation aligned with our financial performance.

•

Performance-based. Certain full-time employees have some portion of their incentive compensation linked to a combination of Company, departmental, and/or individual performance. The application of performance measures as well as the form of the reward may vary depending on the employee’s position and responsibilities. A formal performance evaluation process is used to objectively assess individual performance.

Review of Executive Officer Compensation

The Compensation Committee (the “Committee” with respect to this section of the proxy statement) determines the compensation of our chief executive officer and delegates to him the responsibility to determine the base salaries and bonuses of all officers other than the chief executive officer under the constraints of an overall limitation on the total amount of compensation to be paid to them.

Our current policy is that the various elements of the compensation package are not interrelated in that gains or losses from past equity incentives are not factored into the determination of other compensation. For instance, if options that are granted in a previous year become underwater the next year, the Committee does not take that into consideration in determining the amount of the bonus, options or restricted stock to be granted the next year. Similarly, if the options or restricted shares granted in a previous year become extremely valuable, the Committee does not take that into consideration in determining the bonus, options or restricted stock to be awarded for the next year. In addition, the amount of a cash bonus does not affect the number of options or restricted stock that is granted during a particular year. A subcommittee of the Committee, comprised of independent directors, determines grants of options and stock to our executive officers.

We have no policy with regard to the adjustment or recovery of awards or payments if our relevant performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment.

Components of Compensation—Executive Officers

Our executive officers are compensated through the following four components:

•	Base Salary

•	Annual Incentive Compensation

•	Long-Term Incentives (stock options and/or grants of stock)

•	Benefits

These components provide a balanced mix of base compensation and compensation that is contingent upon each executive officer’s individual performance and Company performance. A goal of the compensation program is to provide executive officers with a reasonable level of security through base salary and benefits, while rewarding them through incentive compensation to achieve business objectives and create stockholder value. We want to ensure that our compensation programs are appropriately designed to encourage executive officer retention and motivation to create stockholder value.

Base salaries, benefits and incentive compensation opportunities are generally targeted between the median and 75th percentile of general survey market data derived from indices covering these same components for generic pharmaceutical companies of various sizes. Included in this review were direct competitor companies. The companies represented may have brand segments within its business to complement its generic pharmaceutical segments. Others within the group may solely be generic pharmaceutical companies. The companies include Barr Pharmaceuticals Inc., Dr. Reddy’s Laboratories Limited, Mylan Inc., Par Pharmaceutical Companies, Inc., KV Pharmaceutical, Sandoz, Inc.(a division of Novartis AG), Teva Pharmaceutical Industries Limited and Watson Pharmaceuticals, Inc. We have not used third party consultants to provide us with recommendations or reports. We have utilized the money data to reach our target compensation objectives.

Base Salaries

Base salaries are targeted to be competitive when compared to the salary levels of persons holding similar positions in other pharmaceutical companies and other publicly traded companies of comparable size. Each executive officer’s respective responsibilities, experience, expertise and individual performance are considered.

In fiscal 2008, our Compensation Committee increased the base salary of our chief executive officer by 6.0% to $429,936 from the $405,600 required by his employment agreement during his first year of employment. Pursuant to delegated authority, our chief executive officer increased the salary of Gurpartap Singh Sacheva 21.0% to $225,096 from $186,030, of Robert Kurkiewicz 3.0% to $161,522 from $156,818 and of Mukul Rathi 4.0% to $88,400 from $85,000.

Effective fiscal 2009, the chief executive officer, pursuant to delegated authority from the Compensation Committee, increased the base salaries for Gurpartap Singh Sachdeva, Senior Vice President – Business Strategies, Robert Kurkiewicz, Senior Vice President – Regulatory and Mukul Rathi, interim Chief Financial Officer as follows: Gurpartap Singh Sachdeva from $225,096 to $243,104; Robert Kurkiewicz from $161,522 to $167,983 and Mukul Rathi from $88,400 to $110,000.

Annual Cash Bonus Recognition Program

Our annual cash bonus recognition program is specifically designed to provide at-risk and contingent cash awards based on the achievement of performance goals which are linked directly to individual, business and strategy objectives for each participant. This linkage, particularly when combined with a market-based base salary program, provides our officers with a competitive level of compensation when objectives are achieved.

Annual Cash Bonus Recognition Award for our Chief Executive Officer

On an annual basis, the Compensation Committee determines whether to award a cash bonus to our Chief Executive Officer based on the Company’s performance and his individual performance contributions during the fiscal year. Annually, the targets and the percentages allocated to each are determined by the Compensation Committee. However, the Compensation Committee retains the discretion to change the bonus award whether or not the performance criteria are satisfied.

In Fiscal 2008, our Chief Executive Officer was eligible to receive a targeted cash bonus of up to 50% of his base salary, or $214,968. A cash bonus of $150,478 (35%) of his base salary was ultimately awarded by the Compensation Committee. The Fiscal 2008 performance parameters included:

●	achieving net sales target of $175 million;

●	maintaining gross profit of 46% or above for manufactured products;

●	lowering overall SG&A percentage excluding Sun related SG&A expenses;

●	increasing product development filings; and

●	establishing key indicator reports.

Each of such factors accounted for 20% of the targeted cash bonus. In Fiscal 2008, net sales were $350.4 million. The target relating to increasing product development filings was not achieved. Although 80% of the targets were achieved, the Compensation Committee, in its discretion, determined to award a bonus based on achievement of 70% of such targets based on overall Company performance.

Annual Cash Bonus Recognition Awards for our Named Executive Officers other than our Chief Executive Officer

Each year, the Compensation Committee adopts a program, based on the recommendation of our Chief Executive Officer, that provides specific achievement targets and weighting of those achievements as part of the overall target bonus. The attainment level of these goals is used to calculate the annual cash bonus recognition portion of the total compensation of our executive officers. The target bonus percentage is a standard percentage for each position and that position’s contribution to the overall operation of the Company. However, the Compensation Committee retains the discretion to change the bonus award whether the performance criteria are satisfied or not.

Each named executive officer’s (other than our Chief Executive Officer’s) annual cash incentive award for 2008, and the weight of each respective achievement, was structured as follows:

●          Our Interim Chief Financial Officer, received approximately 75% of his targeted bonus of 15% of his base salary, predicated on the level of attainment of the following targets: review and improve tax position and percentage via research grants and other tax incentive (20%), achievement of the Company’s overall sales goals (25%), improved reporting of accounts receivable activity on a periodic basis with action steps and resolution time line (20%), create costing structure based on direct cost relationship on products (20%), and the balance (15%) based on individual development goals and at the discretion of our Chief Executive Officer. The last three targets were not fully achieved and would have resulted in achievement of 85% of the Interim Chief Financial Officer’s targeted bonus, however, the Compensation Committee, in its discretion, requested the Chief Executive Officer to lower overall  bonuses, and the Interim Chief Financial Officer’s bonus was reduced to 75% of his targeted bonus.

●          Our Senior Vice President - Business Strategies received approximately 85% of his targeted bonus of 27% of his base salary predicated on the level of attainment of the following targets: achievement of the Company’s overall sales goals (25%), achievement of sales of a certain product (20%), maintaining gross profit of 46% or above for manufactured products (20%), improve closing rate of deals on products and product categories in development (20%) and the balance (15%) based on individual development goals and at the discretion of our Chief Executive Officer. The achievement of sales of a certain product was not fully achieved and would have resulted in achievement of 95% of the Senior Vice President’s targeted bonus, however, the Compensation Committee, in its discretion, requested the Chief Executive Officer to lower overall  bonuses, and the bonus of the Senior Vice President – Business Strategies was reduced to 85% of his targeted bonus. The bonus allocated to the Senior Vice President – Business Strategies for achievement of sales of a certain product was set at a very high threshold. While there was no assurance of success, we believed that a substantial portion of the bonus for that parameter would be earned based on his motivated performance, but that extraordinary efforts would be necessary to achieve the entire bonus for such parameter.

●          Our Senior Vice President - Regulatory received approximately 81% of his targeted bonus of 27% of his base salary, predicated on the level of attainment of the following targets: file a minimum of 14 products, not including new sources or secondary sources (20%), implement ECTD (electronic FDA filing software by October 1, 2007 (15%), submission of all filings with no major deficiencies (15%), standardize SOPs for regulatory procedures (15%), develop and utilize deficiency trend analysis, by deficiency root cause, and implement solutions and go-forward strategies to reduce deficiencies (15%), and the balance (20%) based on individual development goals and at the discretion of our Chief Executive Officer. The last two targets were not fully achieved resulting in the Senior Vice President – Regulatory receiving 81% of his targeted bonus

Long-Term Incentives

Long-term incentives are used to balance the short-term focus of the annual bonus program with performance over multi-year periods. Stock grants and option grants help to align the interests of our employees with those of our stockholders.

We believe that grants of equity-based compensation:

•	Enhance the link between the creation of stockholder value and long-term executive incentive compensation;

•	Provide focus, motivation and retention incentive; and

•	Provide competitive levels of total compensation.

We made limited option grants in fiscal 2008 to certain executive officers, as reflected in the tables below. The subcommittee of the Compensation Committee (comprised only of independent directors) receives recommendations from the chief executive officer, based on the chief executive officer’s subjective judgment of an executive officer’s performance, of the appropriate number of options to be granted to an executive officer other than the chief executive officer, and the subcommittee makes the final determination of the grants to all executive officers, including the chief executive officer. The employment agreement of the chief executive officer requires that he be granted options to purchase no less than 40,000 shares of common stock each year during the term of his agreement based on Company performance in light of pre-established mutually agreed upon Company goals and objectives. During fiscal 2008, the subcommittee awarded the CEO options to purchase 40,000 shares of common stock based on its subjective determination of his performance. Options are granted with exercise prices equal to the closing price of our common stock on the day immediately preceding the date of grant, with pro rata vesting at the end of each of the following three years. In addition, pursuant to the chief executive officer’s employment agreement, he was awarded 10,000 shares of our common stock upon renewal of his employment agreement on May 2, 2008. On July 25, 2009, the Senior Vice President - Business Strategies and the Senior Vice President - Regulatory were awarded options to purchase 15,000 and 5,000 shares of Common Stock by the subcommittee.

Treatment of Dividends

We have not historically paid cash dividends.

Benefits

In addition to cash and equity compensation programs, executive officers participate in the retirement, health and welfare benefit programs generally available to other employees. In a few limited circumstances, we provide other benefits to certain executive officers, such as car allowances, disability and life insurance premiums, as set forth in the tables below.

All executive officers are eligible to participate in the company’s 401(k) plan on the same basis as our other employees. With the exception of those employees deemed “highly compensated,” eligible employees are permitted to defer between 1% and 90% of their salary on a pre-tax basis through bi-weekly payroll deductions. The company matches $0.50 of each $1.00 of each employee’s contribution up to the first 4% of his or her salary.

Compensation Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act.

We have reviewed and discussed the Compensation Discussion and Analysis with management and, based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement or in our Annual Report on Form 10-K for the year ended March 31, 2008.

          Members of the Compensation Committee:
                    Dilip S. Shanghvi (Chairman)
                    Timothy S. Manney
                    Georges Ugeux

Compensation Committee Interlocks and Insider Participation

As noted, Mr. Dilip S. Shanghvi is the Chairman of our Compensation Committee and the Chairman of the Board of Caraco, a non-executive position. Mr. Shanghvi is also the Managing Director of Sun Pharma. As disclosed above, Sun Pharma engages in a number of transactions with Caraco. See “Transactions with Directors, Executive Officers, and certain Beneficial Holders of Caraco above.

Summary Compensation Table

The following table summarizes the total compensation paid to or earned by our Chief Executive Officer, Chief Financial Officer, Interim Chief Financial Officer and our two most highly compensated executive officers whose total compensation for fiscal 2008 exceeded $100,000. For additional information on the compensation summarized below and other benefits, please refer to “Compensation Discussion and Analysis,” above.

2008 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)

Daniel H. Movens	2008	427,596	150,478	119,250	176,894	1,500	875,718
– Chief Executive Officer
	2007	405,600	200,772	119,250	86,727	1,500	813,849

Mukul Rathi	2008	88,335	9,945	—	2,895	7,200	108,375
- Interim Chief Financial Officer
	2007	78,231	11,399	—	1,930	1,200	92,760

Gurpartap Singh Sachdeva	2008	224,345	51,660	—	—	11,288	287,293
– Senior Vice President – Business Strategies
	2007	186,030	36,392	—	650	7,128	230,200

Robert Kurkiewicz	2008	161,432	35,216	—	—	9,314	205,962
- Senior Vice President - Regulatory
	2007	156,818	37,578	—	650	6,245	201,291

(1)

The amounts reflect the dollar amount recognized for financial statement reporting purposes for the years ended March 31, 2008 and 2007, respectively, in accordance with Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (“SFAS No. 123(R)”) of stock awards and thus include amounts from a stock award of 45,000 shares of common stock granted on May 2, 2005 and which vests at a rate of 15,000 shares on each anniversary date until fully vested on May 2, 2008. Disclosure of the assumptions used in the calculation of these amounts are included in note 7 to our audited financial statements, included in our Annual Report on Form 10-K for the year ended March 31, 2008.

(2)

The amounts reflect the dollar amount recognized for financial statement reporting purposes for the years ended March 31, 2008 and 2007, respectively, in accordance with SFAS No. 123(R) of stock options granted under our 1999 Equity Participation Plan and thus may include amounts from awards granted in and prior to 2008 and 2007. We calculated the fair value of each option award on the date of grant using the Black-Scholes option pricing model. Disclosure of the assumptions used for grants are included in footnote 8 to the Notes to financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2008.

(3)	The amount shown reflects for each executive officer, other than Mr. Movens, matching contributions to 401(k) and a car allowance, The amount shown for Mr. Movens reflects a life insurance premium.

Fiscal 2008 CEO and Executive Officer Compensation

In fiscal 2008, our Compensation Committee increased the base salary of our chief executive officer by 6.0% to $429,936 from the $405,600 required by his employment agreement during his first year of employment. Pursuant to delegated authority, our chief executive officer increased the salary of Gurpartap Singh Sacheva 21.0% to $225,096 from $186,030, of Robert Kurkiewicz 3.0% to $161,522 from $156,818 and of Mukul Rathi 4.0% to $88,400 from $85,000.

In recognition of each executive officer’s and our Company’s performance during fiscal year 2008, and general attainment of their targets, in the second quarter of fiscal 2009, the Compensation Committee approved a bonus for Daniel H. Movens equal to 35% of his base salary, and Mr. Movens, as chief executive officer, pursuant to delegated authority, approved a bonus for Gurpartap Singh Sachdeva equal to 23% of his base salary, a bonus for Robert Kurkiewicz equal to 22% of his base salary, and a bonus for Mukul Rathi equal to 11% of his base salary. See “Compensation of Executive Officers – Components of Compensation – Executive Officers” for additional details.

Grants of Plan-Based Awards

We generally award stock options and/or stock under our 1999 Equity Participation Plan which was approved by stockholders. (See Proposal 2 regarding our proposed 2008 Equity Participation Plan) The subcommittee of non-employee directors of the Compensation Committee determines the options to be awarded to the chief executive officer and our other executive officers. Under our chief executive officer’s employment agreement, he is entitled to receive during each year of his term of employment, options to purchase no less than 40,000 shares of common stock based on the Company’s performance in light of pre-established mutually agreed upon Company objectives. During fiscal 2008, the subcommittee awarded the CEO options based on its subjective determination of his performance. The subcommittee receives recommendations from the chief executive officer, based on the chief executive officer’s subjective judgment of an executive officer’s performance, of the appropriate number of options to be granted to an executive officer other than the chief executive officer. During fiscal 2008, with respect to executive officers, only the chief executive officer was granted options.

The following table summarizes all grants of plan-based awards during the years ended March 31, 2008 and 2007, respectively, to all named executive officers. For additional information on the plan-based award grants summarized below, please refer to “Compensation of Executive Officers – Components of Compensation – Executive Officers” above.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value ($) 1)

Daniel H. Movens - 2008	8/09/2007	40,000	13.82	291,288
Daniel H. Movens - 2007	7/11/2006	40,000	9.03	156,108
Mukul Rathi - 2007	7/11/2006	3,000	9.03	8,684
Gurpartap Singh Sachdeva	—	—	—	—
Robert Kurkiewicz	—	—	—	—

11)

The amount shown in this column represents full grant date fair value. Value of stock granted is based on “grant date present value” using a Black-Scholes option pricing model using weighted average assumptions at grant date. Disclosure of the assumptions used for grants in fiscal 2008 and fiscal 2007 are included in footnote 8 to the Notes to the financial statement included in our Annual Report on Form 10-K for the year ended March 31, 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of March 31, 2008 regarding unexercised options and stock that has not vested which are outstanding as of March 31, 2008.

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) (1) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Daniel Movens
5/02/05	26,667	13,333	8.31	5/2/2011	15,000	269,250	[2]

7/11/06	13,333	26,667	9.03	7/11/2012	—	—

8/09/07	0	40,000	13.82	8/19/2013	—	—

Mukul Rathi,
7/11/06	1,000	2,000	9.03	7/11/2012	—	—

Gurpartap Singh Sachdeva	—	—	—	—	—	—

Robert Kurkiewicz	—	—	—	—	—	—

(1)	One-third of the stock options and stock grants vest on each anniversary date.

(2)	Based on closing price on American Stock Exchange on March 31, 2008 of $17.95.

Option Exercises and Stock Vested

The following table sets forth the options exercised by the named executive officers, and the stock of the named executive officers which vested, during the fiscal years ended March 31, 2008 and 2007, respectively.

		Option Awards		Stock Awards

Name		Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting #	Value Realized on Vesting $ (2)

Daniel H. Movens	2008	—	—	15,000	217,800

Daniel H. Movens	2007	—	—	15,000	184,650

Mukul Rathi	2008	—	—	—	—

Mukul Rathi	2007	—	—	—	—

Gurpartap Singh Sachdeva	2008	—	—	—	—

Gurpartap Singh Sachdeva	2007	2,000	21,280	—	—

Robert Kurkiewicz	2008	10,000	139,000	—	—

Robert Kurkiewicz	2007	—	—	—	—

(1)

The value realized on exercise is the difference between the closing price of the Company’s common stock at the time of exercise and the option exercise price times the number of shares acquired on exercise.

(2)

The value realized on vesting is obtained by multiplying the number of shares of stock which has vested during the year ended March 31, 2008 by the market value of the Company’s common stock on the vesting date.

Employment Agreements and Potential Payments Upon Termination or Change-in-Control

Daniel H. Movens, the Chief Executive Officer of Caraco, entered into an employment agreement with Caraco dated as of May 2, 2005 (the “effective date”). Under the employment agreement, Mr. Movens agrees to serve as Chief Executive Officer of the Company for period of thirty-six (36) calendar months which will automatically renew at the end of thirty-six (36) months. Each party may terminate the agreement upon ninety (90) days written notice to the other party. The agreement provides Mr. Movens with: a base salary during the first year of the agreement of $390,000 (which is to be reviewed annually by the Compensation Committee and adjusted accordingly, in its discretion), a bonus of up to fifty (50%) percent of the base compensation (with twenty-five (25%) percent of the base compensation guaranteed only for the first year), and stock options for 40,000 shares upon the effective date at the fair market value of the common stock on the day immediately preceding the effective date and stock options for not less than 40,000 shares of the Company annually thereafter based on Company performance in light of pre-established mutually agreed upon Company goals and objectives (all such options to vest over a period of three years from the date of their respective grants), a stock grant on the effective date of 45,000 shares of the Company’s common stock (which will vest over a period of three (3) years), and a stock grant of an additional 10,000 shares if the employment agreement is renewed. In addition, the Company provided for the reimbursement to Mr. Movens of his reasonable relocation expenses up to $50,000.

If Mr. Movens is terminated without cause and for a reason other than for nonperformance, if Mr. Movens terminates for good reason, or if there is a change in control (as each is defined in the employment agreement) of the Company or Sun Pharma, and Mr. Movens terminates within six months thereof because he reasonably determines that there has been a significant change in the nature and scope of his duties and powers, he is entitled to a lump sum severance payment in an amount equal to 1 ½ times the highest annual base and last earned bonus(es), together with health, vision and dental insurance coverage for a period of at least twelve (12) months, and all stock options and stock grants shall be deemed vested in full. With respect to any such amounts which are considered to be “parachute payments” under Internal Revenue Code §280G, the Company shall pay an additional amount representing a gross-up of any federal, state and local income tax liability arising from such payments. If any of the foregoing triggering events had occurred as of March 31, 2008, Mr. Movens would have received payment (including the value of the benefits and the vested options and stock (assuming the closing stock price on March 31, 2008) of $2,118,865. After one year of employment with the Company, the amount of this severance could be reviewed to be increased to two (2) times the highest annual base and last earned bonus(es).

If Mr. Movens becomes disabled (as defined in the employment agreement), or dies, the Company shall be obligated to pay accrued unpaid salary and benefits for a one (1) year period following such date of disability or death. If Mr. Movens quits before the first anniversary of the employment agreement, he will receive no severance compensation. If Mr. Movens quits after one (1) year of service, the Company shall pay him his base salary for a maximum period of one (1) year following such termination, or until he finds another position, whichever comes first. If this had occurred as of March 31, 2008, Mr. Movens would have received payment of $429,936. In addition, if Mr. Movens is terminated for nonachievement of performance objectives, to be agreed upon, during his first year of employment, the Company will pay him his base salary for a maximum period of one (1) year, or until he finds another position, whichever comes first, and one-third (1/3) of the stock options and stock grants awarded to him will vest. If Mr. Movens is terminated for nonachievement of performance objectives, to be agreed upon, following his first year of employment, the Company will pay him 1 ½ times his base salary for a maximum period of one (1) year or until he finds another position, whichever comes first, and all of his stock options and stock grants awarded to him will vest. If this had occurred as of March 31, 2008, Mr. Movens would have received payment (including the value of the vested options and stock (assuming the closing stock price on March 31, 2008) of $1,807,754. Except as disclosed, Mr. Movens is under no duty to seek other employment or to attempt in any way to reduce any amounts payable to him by means of mitigation or set off.

The Company and Mr. Movens have also entered into a Confidentiality And Non-Competition agreement, pursuant to which Mr. Movens agrees not to solicit any customer of the Company for business in competition with the Company, or solicit for employment any other employee of the Company, for a period of two (2) years following his termination. In addition, for a period of twelve (12) months following the termination of his employment, Mr. Movens agrees not to engage in any activity within North America which is competitive in any material respect with the business of the Company, including generic pharmaceutical manufacturing and marketing, but excluding wholesale distribution. In addition, for a period of twelve (12) months following termination of his employment, Mr. Movens agrees that he will not perform services for any business or organization, whether as an employee, consultant, advisor, independent contractor, or otherwise, which engages in any activity within North America that is competitive in any material respect with the business conducted by the Company, including any business engaged in generic pharmaceutical manufacturing and marketing and any other business in which the Company generates more than ten (10%) percent of its gross revenues.

Robert Kurkiewicz, the Senior Vice President - Regulatory, entered into a five-year employment agreement on November 22, 1993 which was amended on January 1, 1999 to extend the term until January 1, 2003 and which was further amended on August 30, 2002 to extend the term until December 31, 2007. The agreement, as amended, provides Mr. Kurkiewicz with a salary of $129,800 per year and provides for a car allowance of $380.00 per month. The agreement provides that at the end of the term, it is renewable for successive one-year terms. In the event that Caraco terminates Mr. Kurkiewicz for ‘cause’ (as defined in the employment agreement), he is entitled to the base salary and benefits earned by him prior to the date of termination. In the event that Caraco terminates the agreement without cause or Mr. Kurkiewicz terminates the agreement for cause not attributable to him (meaning Caraco failing to make any payment of base salary to him within 30 days after such payment is due), Mr. Kurkiewicz is entitled to receive monthly base salary payments and his premium payments for health insurance benefits for six (6) months from the date of termination. In addition, any stock options that would become available for exercise at the end of the year during which such termination occurred shall immediately vest. In August 2005, the Compensation Committee increased Mr. Kurkiewicz’s salary to $152,250 annually. If Mr. Kurkiewicz was terminated without cause or he terminates for cause, as set forth above, as of March 31, 2008, he would have received payment (including the value of the benefits and the vested options and stock (assuming the closing stock price on March 31, 2008) of $ 85,737.

Gurpartap Singh Sachdeva, the Senior Vice President - Business Strategies, entered into an employment agreement with Caraco dated February 1, 2005. The employment agreement provides Mr. Sachdeva with a salary at the rate of $135,000 annually, which may be reviewed and adjusted, and a car allowance of $380.00 per month. The employment agreement is for a term of five (5) years, commencing on February 1, 2005. The agreement automatically renews for successive one-year periods unless terminated by Caraco or Mr. Sachdeva upon ninety (90) days notice. In the event of the death or Disability (as such term is defined in the employment agreement) or if Caraco terminates Mr. Sachdeva for just cause (as such term is defined in the employment agreement), Mr. Sachdeva shall be entitled to his base salary and to benefits earned by him prior to the date of death, Disability or termination for just cause, respectively. In the event Caraco terminates Mr. Sachdeva without cause or if Mr. Sachdeva terminates for cause not attributable to him (meaning Caraco failing to make any payment of base salary to him within 30 days after such payment is due), he will receive base salary payments and his premium payments for health insurance benefits for six (6) months from the date of termination. In addition, any stock options that would become available for exercise at the end of the year during which such termination occurred shall immediately vest. If Mr. Sachdeva was terminated without cause or he terminates for cause, as set forth above, as of March 31, 2008, he would have received payment (including the value of the benefits and the vested options and stock (assuming the closing stock price on March 30, 2008) of $116,239.

Change in Control Arrangements

Under our 1999 Equity Participation Plan, options granted under that plan will become fully exercisable following certain changes in control of our company, such as:

A person, other than Sun Pharma, becomes the owner of a majority of the outstanding shares of our company;

A public announcement is made of a tender or exchange offer by any person, other than Sun Pharma, for 50% or more of the outstanding shares of our company;

The shareholders of our company approve a merger or consolidation with any other corporation or entity, unless, following the merger, the shares outstanding immediately before the merger continue to represent a majority of the outstanding shares of the surviving entity immediately following the merger.

See the disclosure above under “Employment Agreements” with respect to change in control arrangements under Mr. Movens’ employment agreement.

DIRECTOR COMPENSATION

Directors who are employees of Caraco or who are directors and/or employees of Sun Pharma and its affiliates do not receive additional compensation for their service on the Board of Directors and its committees. During 2008, all other directors, the non-employee directors, received an annual retainer of $12,000 and meeting attendance fees of $1,500 per each Board of Directors meeting and each committee meeting attended in person and $750 per each Board of Directors meeting and each committee meeting attended via teleconference. During 2008, the Chairman of the Audit Committee and the Chairman of the Independent Committee received, in addition to the other fees mentioned, an additional $500 for each meeting. No additional committee fees are paid if the committee meets on the same day as the Board meets. All directors are entitled to reimbursement for reasonable travel and lodging expensesincurred in attending meetings. The following table shows the value of all cash and equity-based compensation paid to the non-employee members of our Board of Directors during the year ended March 31, 2008.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)

James D. Crissman M.D.	17,250	11,958	29,208
Timothy S. Manney	20,000	10,371	30,371
Madhava Reddy	15,750	11,958	27,708
Georges Ugeux	15,000	8,502	23,502

(1)

Represents the grant date fair value of such options computed in accordance with FAS 123R. Disclosure of the assumptions used for grants for the year ended March 31, 2008 are included in footnote 8 to the Notes to financial statements included in our Annual Report on From 10-K for the year ended March 31, 2008

RELATIONSHIP WITH INDEPENDENT AUDITORS

The Audit Committee has appointed Rehmann Robson as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2009.A representative of Rehmann Robson is expected to be present at the Annual Meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

Audit and Non-Audit Fees

Aggregate fees for professional services rendered for Caraco by Rehmann Robson for the fiscal years ended March 31, 2007 and 2006 are set forth below. The aggregate fees included in the Audit Fee category are fees billed for the audit of Caraco’s fiscal financial statements and review of quarterly financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

	Fiscal 2008	Fiscal 2007

Audit Fees	$227,812	$156,540
Audit Related Fees	—	—
Tax Fees	$141,690	$21,152
All Other Fees	$7,525	$12,635
Total	$377,027	$190,327

Audit Fees for the fiscal years ended March 31, 2008 and 2007 were for professional services rendered for the audits of the financial statements of Caraco, quarterly review of the financial statements included in Caraco’s Quarterly Reports on Form 10-Q, or services that are normally provided by Rehmann Robson in connection with statutory and regulatory filings or engagements for such years, including Rehmann’s Robson’s audit of management’s assessment of internal control over financial reporting as of March 31, 2008 and March 31, 2007.

Tax Fees for the fiscal years ended March 31, 2008 and 2007 were for professional services rendered by Rehmann Robson for services related to tax compliance, tax advice and tax planning.

All Other Fees for the fiscal years ended March 31, 2008 and 2007 were for assistance on SEC reporting requirements.

None of the services described above was approved by the Audit Committee under the de minimus exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Pursuant to its charter, the Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.

SHAREHOLDERS OF RECORD AS OF JULY 21, 2008 ARE ENTITLED TO RECEIVE A COPY WITHOUT CHARGE OF THE COMPANY’S FISCAL 2008 ANNUAL REPORT TO THE SEC ON FORM 10-K. SHAREHOLDERS WHO WISH TO RECEIVE A COPY OF THIS REPORT SHOULD WRITE TO TAMMY BITTERMAN, DIRECTOR, HUMAN RESOURCES, CARACO PHARMACEUTICAL LABORATORIES, LTD, 1150 ELIJAH MCCOY DRIVE, DETROIT, MICHIGAN 48202.

Daniel H. Movens Chief Executive Officer

July 29, 2008

APPENDIX A

Caraco Pharmaceutical Laboratories, Ltd.
Audit Committee Charter
(Re-approved by the Board of Directors on July 22, 2008)

Purpose

          The Committee is appointed by the Board of Directors to assist the Board in its oversight function by monitoring the following:

1.	integrity of the Company’s financial statements,

2.	independent auditors’ qualifications and independence,

3.	performance of the Company’s internal audit function and independent auditors,

4.	compliance by the Company with legal and regulatory requirements

5.	The Company’s systems of internal auditing and financial controls.

          The Committee’s responsibilities are principally of an oversight nature. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in compliance with generally accepted accounting principles. The Committee recognizes that financial management, including any internal audit staff and/or persons performing similar functions, as well as the independent auditors, have more time, more knowledge and more detailed information regarding the Company than do Committee members. Furthermore, it is recognized that the members of the Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. Consequently, in carrying out its oversight responsibilities, the Committee shall not be deemed to provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, including ensuring that the financial statements are accurate, complete, and stated in accordance with GAAP and, together with the other financial information included in the Company’s public disclosures, fairly present the financial condition, results of operations, and cash flows of the Company. Management is also responsible for the Company’s financial reporting process, accounting policies, internal audit function, internal control over financial reporting and disclosure controls and procedures. The independent auditors are responsible for planning and conducting an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with GAAP, reviewing the Company’s quarterly financial statements and preparing an attestation report on management’s assessment of the Company’s internal control over financial reporting.

          The Audit Committee and the other Committees of the Board, as applicable, will coordinate their compliance and risk oversight efforts to the extent necessary or appropriate to ensure the complete and proper exchange of information.

          The Committee’s responsibilities are principally of an oversight nature. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in compliance with generally accepted accounting principles. The Committee recognizes that financial management, including any internal audit staff and/or persons performing similar functions, as well as the independent auditors, have more time, more knowledge and more detailed information regarding the Company than do Committee members. Furthermore, it is recognized that the members of the Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. Consequently, in carrying out its oversight responsibilities, the Committee shall not be deemed to provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, including ensuring that the financial statements are accurate, complete, and stated in accordance with GAAP and, together with the other financial information included in the Company’s public disclosures, fairly present the financial condition, results of operations, and cash flows of the Company. Management is also responsible for the Company’s financial reporting process, accounting policies, internal audit function, internal control over financial reporting and disclosure controls and procedures. The independent auditors are responsible for planning and conducting an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with GAAP, reviewing the Company’s quarterly financial statements and preparing an attestation report on management’s assessment of the Company’s internal control over financial reporting.

          The Audit Committee and the other Committees of the Board, as applicable, will coordinate their compliance and risk oversight efforts to the extent necessary or appropriate to ensure the complete and proper exchange of information.

Membership

          The Committee shall be comprised of at least three Directors. Members shall be appointed and may be removed by the Board.

          The Committee shall meet the independence, financial literacy and expertise requirements of the American Stock Exchange, the requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission (“SEC”).

          Committee members shall not simultaneously serve on the audit committees of more than three other public companies.

Meetings and Operation

          The Committee shall meet at least quarterly, and more frequently as it may determine advisable in light of its responsibilities as set forth in this Charter. The Committee Chair sets the agenda for each meeting and determines the length and frequency of meetings.

          The Committee shall meet periodically, in separate executive sessions with management, the internal auditors and the independent auditor. The Committee may request any officer or employee of the Company, outside counsel or the independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

          The Committee shall determine how to best operate, including whether to delegate any responsibilities to subcommittees.

          The Committee shall operate in full compliance with the American Stock Exchange requirements for audit committees and other applicable laws and regulations.

Independent Auditor

          The independent auditor shall report directly to the Committee. The Committee has the sole authority and responsibility to select, appoint, evaluate, retain, and, where appropriate, replace the independent auditor. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

Member Compensation

          No Committee member shall accept, directly or indirectly, any consulting, advisory or other compensatory fees from the Company, except for the member’s fees for services as a Director and member of the Committee and any other Committees of the Board.

Responsibilities

          In carrying out its purposes, the Committee’s policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. In carrying out its purposes, the following should be considered within the responsibilities and authority of the Committee:

1.	Select Independent Auditors. Select the independent auditors annually.

2.

Matters Concerning the Independence of Independent Auditors. Ensure that the Committee receives from the independent auditors the written disclosures and letter required by Independent Standards Board Standard No. 1 (See attached summary) delineating all relationships between the independent auditors and the Company; the Committee shall discuss with the independent auditors their independence, including any disclosed relationships or services that may impact the auditors’ objectivity and independence. If deemed appropriate by the Committee, the Committee may recommend that the Board of Directors take appropriate action in response to the independent auditors’ report to satisfy itself of their independence.

Confirm with the independent auditors that the independent auditors are in compliance with the partner rotation requirements established by the SEC.

Set policies for the Company’s hiring of employees or former employees of the independent auditor.

Preapprove permitted non-audit services and all audit, review or attest engagements required under the securities laws to be rendered by the independent auditors (including the fees and terms thereof). Alternatively, the Company may enter into engagements to render such services pursuant to pre-approval policies and procedures established by the Audit Committee; provided, that such policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service and such policies and procedures do not include the delegation of Audit Committee responsibilities under the Exchange Act to management. Moreover, the pre-approval requirement for permissible non-audit services shall be waived under certain circumstances described in Section 10A of the Exchange Act.

3.

Review Quality Control Process of Independent Auditor. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditors’ internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Present the conclusions of its review with respect to the independent auditors to the Board.

4.	Review Audit Plan. Review with the independent auditors their plans for, and the scope of, their annual audit.

5.

Conduct of Audit. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61 (see attached summary) relating to the conduct of the audit, including any difficulties encountered in the course of the audit work and management’s response, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

6.

Review Audit Results. Review with the independent auditors the report of their annual audit, or proposed report of their annual audit, the accompanying management letter, if any, and the reports of their reviews of the Company’s interim financial statements conducted in accordance with Statement on Auditing Standards No. 100.

7.

Review Annual Financial Statements. Review and discuss with management and the independent auditors the audited financial statements and the disclosures to be made in management’s discussion and analysis. Based on the foregoing, recommend to the Board whether the audited financial statements should be included in the Form 10-K.

8.

Review Quarterly Financial Results. Review and discuss with management the Company’s earnings releases (paying particular attention to any use of “pro-forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies (this may be done generally and need not occur in advance of each earnings release or each instance in which the Company may provide earnings guidance).

9.

Review Quarterly Financial Statements. Review and discuss with management and the independent auditor the quarterly financial statements and the disclosures to be made in the MD&A prior to filing the 10-Q. Discuss with the independent auditors their review of the quarterly financial statements.

10.

Financial Reporting Issues and Judgments: Related Matters. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

Review and discuss reports from the independent auditors on:

	(a)	All critical accounting policies and practices to be used.

(b)

All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

	(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

	(d)	Reports and disclosures of any insider or affiliated party transactions.

Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

11.

Review Internal Audit Program. To the extent that the Company utilizes internal auditors and/or other persons performing such functions, such persons, shall report to the Committee and the Committee shall review and discuss with such persons, the internal audit function, the internal auditors’ budget, staffing, and reporting obligations, the proposed audit plan for the coming year, the coordination of that proposed audit plan with the Company’s independent auditors, the results of the internal audit and a specific review of any significant issues, including any significant difficulties, disagreements with management or scope restrictions encountered.

12.

Complaints Regarding Accounting and Auditing Matters. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

13.

Review Systems of Internal Accounting Controls. Review with management, the senior corporate auditing manager, the independent auditors and, as applicable, other persons performing the internal audit function, the adequacy of the Company’s internal accounting controls that could significantly affect the Company’s financial statements.

Review disclosures made to Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls over financial reporting. Review, discuss with the Chief Financial Officer, the senior corporate auditing manager, the independent auditors, and, as applicable, other persons performing the internal audit function, the Company’s report on internal controls over financial reporting and the auditors attestation relating thereto, prior to such documents being included in the Form 10-K.

14.	Securities Exchange Act of 1934. Obtain assurance from the independent auditor that Section 10A(b) of the Securities Exchange Act of 1934 (see attached summary) has not been implicated.

15.	Legal Compliance and Risk Management Matters.

•

At least annually, the Committee will meet with the management to review compliance with laws and regulations, including material reports or inquiries received from governmental agencies and material litigation.

	•	Review with the Company’s counsel legal matters that may have a material impact on the financial statements and legal and compliance matters that involve financial reporting or SEC compliance.

	•	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

16.	Prepare Proxy Statement Report. Prepare the report of the Committee required by the rules of the SEC to be included in the Company’s annual proxy statement.

17.

Code of Business Conduct and Ethics. Confirm with management on at least an annual basis that the Company’s Code of Business Conduct and Ethics has been communicated by the Company to all directors, officers and employees with a direction that all such persons certify that they have read and understood and will comply with the Code of Business Conduct and Ethics.

18.

Review Other Matters. Review such other matters in relation to the accounting, auditing, financial reporting and related compliance practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

19.

Board Reports. Regularly report its activities to the Board in such manner and at such times as it deems appropriate. The Committee shall review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the corporate auditors.

20.	Review Committee Performance. Annually review its own performance.

21.	Review Charter. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

22.	Related Party Transactions. Unless reviewed by a comparable body of the Board of Directors, review and provide oversight of all related party transactions.

Advisors

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Committee may also utilize the services of the Company’s regular legal counsel and other advisors to the Company.

Funding for Independent Auditors and Advisors

The Company shall provide for appropriate funding, as determined by the Committee, for payment of:

•	compensation to the independent auditor for the purpose of rendering or issuing an audit report and for any other services approved by the Committee,

•	compensation for any other advisors retained by the Committee, and

•	ordinary administrative expenses that are necessary or appropriate in carrying out the Committee’s duties.

Audit Committee Charter reference sheet:

1.	Independence Standards Board Standard No. 1

Under ISB Standard No. 1, at least annually, an auditor must (1) disclose to the audit committee, in writing, all relationships between the auditor and its related entities that in the auditors’ professional judgment may reasonably be thought to bear on independence, (2) confirm in the letter that, in its professional judgment, it is independent of the company, and (3) discuss the auditors’ independence with the audit committee.

2.	Statement on Accounting Standard No. 61

SAS No. 61 requires an independent auditor to communicate to the audit committee matters related to the conduct of the audit such as the selection of and changes in significant accounting policies, the methods used to account for significant unusual transactions, the effect of significant accounting policies in controversial or emerging areas, the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates, significant adjustments arising from the audit, and disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

3.	Statement on Accounting Standards No. 100

SAS No. 100 requires an independent auditor to be satisfied that any significant matters identified as a result of interim review procedures have been brought to the attention of the audit committee, either by management or the auditor. If it is not possible for the auditor to make such communications prior to the filing, they should be made as soon as practicable thereafter.

4.	Section 10A(b) of Securities Exchange Act of 1934

Section 10A(b) of the Securities Exchange Act of 1934, which is part of the Private Securities Litigation Reform Act of 1995, requires an independent auditor to inform management of, and assure that the audit committee is adequately informed with respect to, illegal acts that have come to the attention of the auditors in the course of their audits.

APPENDIX B

CARACO PHARMACEUTICAL LABORATORIES, LTD.

2008 EQUITY PARTICIPATION PLAN

          Caraco Pharmaceutical Laboratories, Ltd. (the “Company”), a Michigan corporation, has adopted the 2008 Equity Participation Plan (the “Plan”), effective upon shareholder approval thereof, for the benefit of its Employees (as such term is defined below), Consultants (as such term is defined below) and Non-Employee Directors (as such term is defined below).

          The purposes of this Plan are as follows:

          (1)          To provide an additional incentive for Employees, Consultants and Non-Employee Directors to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock.

          (2)          To enable the Company to obtain and retain the services of directors, Employees, Consultants and Non-Employee Directors considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company.

ARTICLE I.

DEFINITIONS

SECTION 1.1	GENERAL

          Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

SECTION 1.2	DEFINITIONS

          “Acquiring Person” means any Person other than Sun Pharmaceutical Industries Ltd. & its affiliates, the Company, any of the Company’s Subsidiaries, any employee benefit plan of the Company or of a Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Subsidiary of the Company.

SECTION 1.3	AFFILIATE

          “Affiliate” shall mean (a) with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person, and (b) with respect to the Company, also any entity designated by the Board of Directors of the Company in which the Company or one of its Affiliates has an interest. For purposes of the Plan, “control” shall have the meaning given such term under Rule 405 of the Securities Act of 1933.

SECTION 1.4	AWARD

          “Award” shall mean a grant of an Option or Restricted Stock under this Plan.

SECTION 1.5	AWARD LIMIT

          “Award Limit” shall mean 200,000 shares of Common Stock, during a calendar period.

SECTION 1.6	BOARD

          “Board” shall mean the Board of Directors of the Company.

SECTION 1.7	CHANGE IN CONTROL

          “Change in Control” means the event that is deemed to have occurred if:

(a)

any Acquiring Person is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the combined voting power of the then outstanding Voting Securities of the Company; or

(b)

over a period of thirty-six months or less, a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period, or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board; or

(c)

a public announcement is made of a tender or exchange offer by any Acquiring Person for fifty percent or more of the outstanding Voting Securities of the Company, and the Board of Directors approves or fails to oppose that tender or exchange offer in its statements in Schedule 14D-9 under the Exchange Act; or its statements in Schedule 14D-9 under the Exchange Act; or

(d)

the stockholders of the Company approve a merger or consolidation of the Company or any Subsidiary with any other corporation or entity (or, if no such approval is required, the consummation of such a merger or consolidation of the Company), other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately before the consummation thereof continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or of a parent of the surviving entity) a majority of the combined voting power of the Voting Securities of the surviving entity (or its parent) outstanding immediately after that merger or consolidation; or

(e)

the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or, if no such approval is required, the consummation of such a liquidation, sale, or disposition in one transaction or series of related transactions) other than a liquidation, sale or disposition of all or substantially all the Company’s assets in one transaction or a series of related transactions to a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

SECTION 1.8	CODE

          “Code” shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.9	COMMITTEE

          “Committee” shall mean the Compensation Committee of the Board, or the full Board or the Subcommittee of the Board appointed as provided in Section 7.1.

SECTION 1.10	COMMON STOCK

          “Common Stock” shall mean the common stock of the Company, no par value, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

SECTION 1.11	COMPANY

          “Company” shall mean Caraco Pharmaceutical Laboratories, Ltd., a Michigan corporation.

SECTION 1.12	CONSULTANT

          “Consultant” shall mean an individual who is engaged to perform services for the Company or any Subsidiary or Affiliate who is not an Employee or Non-Employee Director and who is designated as a Consultant by the Committee.

SECTION 1.13	DIRECTOR

          “Director” shall mean a member of the Board.

SECTION 1.14	EMPLOYEE

          “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) and including employee directors of the Company, or of any corporation which is a Subsidiary or Affiliate.

SECTION 1.15	EXCHANGE ACT

       “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.16	FAIR MARKET VALUE

          “Fair Market Value” of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the American Stock Exchange, Nasdaq or on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange or on Nasdaq but is quoted on the OTC Bulletin Board, the mean (??) between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by the OTC Bulletin Board; or (iii) if Common Stock is not publicly traded on the Nasdaq National Market or an exchange and not quoted on Nasdaq or a successor quotation system or the OTC Bulletin Board, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Non-Employee Directors) acting in good faith.

SECTION 1.17	GROUP

          “Group” shall mean two or more Persons acting together as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Company.

SECTION 1.18	INCENTIVE STOCK OPTION

          “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

SECTION 1.19	NON-EMPLOYEE DIRECTOR

          “Non-Employee Director” shall mean a member of the Board who is not an Employee of the Company.

SECTION 1.20	NON-QUALIFIED STOCK OPTION

          “Non-Qualified Stock Option” shall mean an Option which is designated as such at the time of grant or which is not designated as an Incentive Stock Option by the Committee.

SECTION 1.21	OPTION

          “Option” shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall be Non-Qualified Stock Options.

SECTION 1.22	OPTIONEE

          “Optionee” shall mean an Employee, Consultant or Non-Employee Director granted an Option under this Plan.

SECTION 1.23	PARTICIPANT

          “Participant” shall mean an individual who is an Optionee or Restricted Stockholder.

SECTION 1.24	PERSON

          “Person” shall mean an individual, partnership, corporation, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

SECTION 1.25	PLAN

          “Plan” shall mean the Caraco Pharmaceutical Laboratories, Ltd. 2008 Equity Participation Plan.

SECTION 1.26	QDRO

          “QDRO” shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

SECTION 1.27	RESTRICTED STOCK

          “Restricted Stock” shall mean Common Stock awarded under Article VI of this Plan.

SECTION 1.28	RESTRICTED STOCKHOLDER

          “Restricted Stockholder” shall mean an Employee, Consultant or Non-Employee Director granted an award of Restricted Stock under Article VI of this Plan.

SECTION 1.29	RULE 16B-3

          “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

SECTION 1.30	SECTION 162(M) PARTICIPANT

          “Section 162(m) Participant” shall mean any Employee designated by the Committee as an Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

SECTION 1.31	STOCKHOLDER’S AGREEMENT

          “Stockholder’s Agreement” shall mean the Stockholder’s Agreement between the Company and any Participant applicable to any grant or award to such Participant.

SECTION 1.32	SUBSIDIARY

          “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.33	TERMINATION OF CONSULTANCY

          “Termination of Consultancy” shall mean the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

SECTION 1.34	TERMINATION OF DIRECTORSHIP

          “Termination of Directorship” shall mean the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Non-Employee Directors.

SECTION 1.35	TERMINATION OF EMPLOYMENT

          “Termination of Employment” shall mean the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of a Participant by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee’s employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

SECTION 1.36	VOTING SECURITIES

          “Voting Securities” means any securities that are entitled to vote generally in the election of directors.

ARTICLE II.

SHARES SUBJECT TO PLAN

SECTION 2.1	SHARES SUBJECT TO PLAN

(a)

The shares of stock subject to Awards shall be Common Stock, initially shares of the Company’s Common Stock, no value per share. The aggregate number of such shares which may be issued upon the exercise of Awards under the Plan shall not exceed one million (1,000,000). The shares of Common Stock issuable upon the exercise of such Awards may be either previously authorized but unissued shares or treasury shares.

(b)

The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction will be treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted will be counted against the Award Limit.

SECTION 2.2	ADD-BACK OF OPTIONS AND OTHER RIGHTS

          If any Option expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 8.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code unless the Committee determines that such Option is no longer intended to so qualify.

ARTICLE III.

GRANTING OF OPTIONS

SECTION 3.1	ELIGIBILITY

          Any Employee or Consultant selected by the Committee pursuant to Section 3.4(a)(i) and each Non-Employee Director selected by the Board pursuant to Section 3.4(d) shall be eligible to be granted an Option.

SECTION 3.2	DISQUALIFICATION FOR STOCK OWNERSHIP

          No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

SECTION 3.3	QUALIFICATION OF INCENTIVE STOCK OPTIONS

          No Incentive Stock Option shall be granted to any person who is not an Employee.

SECTION 3.4	GRANTING OF OPTIONS

(a)	The Committee shall from time to time, in its sole discretion, and subject to applicable limitations of this Plan:

(i)

Select from among the Employees and Consultants (including Employees or Consultants who have previously received Options or other awards under this Plan) those who in its opinion should be granted Options;

	(ii)	Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees or Consultants;

(iii)

Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(iv)

Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions set forth in Section 6.10 and as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          The Committee, however, in conformance with the applicable law and regulation, may delegate to the chief executive officer of the Company the power to grant options pursuant to the terms of the Plan, except the chief executive officer may not grant options to Non-Employee Directors and those Employees designated by the Board as officers subject to Section 16 of the Exchange Act.

(b)

Upon the selection of an Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

(c)	Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

(d)	During the term of the Plan, the Board shall from time to time, in its sole direction, and subject to applicable limitations of this Plan:

	(i)	Select from among the Non-Employee Directors such of them as in its opinion should be granted Options;

	(ii)	Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Non-Employee Directors; and

	(iii)	Determine the terms and conditions of such Options.

ARTICLE IV.

TERMS OF OPTIONS

SECTION 4.1	OPTION AGREEMENT

          Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Non-Employee Directors) shall determine, consistent with this Plan. As deemed necessary or advisable, Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

SECTION 4.2	OPTION PRICE

          The price per share of the shares subject to each Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

SECTION 4.3	OPTION TERM

          The term of an Option shall be set by the Committee or by the Board in the case of Non-Employee Directors in their respective discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

SECTION 4.4	OPTION VESTING

(a)

The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee or by the Board in the case of Non-Employee Directors, and the Committee or the Board, as applicable, may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee or the Board, as applicable, may, in their respective sole discretion, accelerate the period during which an Option vests.

(b)

No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee or the Board, as applicable, in the Stock Option Agreement or by action of the Committee or the Board, as applicable, following the grant of the Option.

(c)

To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

SECTION 4.5	CONSIDERATION

          In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to render faithful and efficient service to the Company or any Subsidiary. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause (unless otherwise provided in the Optionee’s employment agreement).

ARTICLE V.

EXERCISE OF OPTIONS

SECTION 5.1	PARTIAL EXERCISE

          An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

SECTION 5.2	MANNER OF EXERCISE

          All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

(a)

A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Non-Employee Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

(b)

Such representations and documents as the Committee (or the Board, in the case of Options granted to Non-Employee Directors), its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)	In the event that the Option shall be exercised pursuant to Section 8.1 by any person or persons other than the Optionee, proof of the right of such person or persons to exercise the Option; and

(d)

Payment (i) in cash to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised (ii) in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price (a “cashless exercise”); or (v) through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii) and (iv).

SECTION 5.3	CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

          The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a)	The admission of such shares to listing on all stock exchanges or Nasdaq on which such class of stock is then listed;

(b)

The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its sole discretion, deem necessary or advisable;

(c)

The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Non-Employee Directors) shall, in its sole discretion, determine to be necessary or advisable;

(d)

The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Non-Employee Directors) may establish from time to time for reasons of administrative convenience; and

(e)	The receipt by the Company of full payment for such shares, payment of any applicable withholding tax.

SECTION 5.4	RIGHTS AS STOCKHOLDERS

          The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 5.5	OWNERSHIP AND TRANSFER RESTRICTIONS

          The Committee (or Board, in the case of Options granted to Non-Employee Directors), in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement or Stockholder’s Agreement or other written agreement between the Company and the Optionee and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement.

ARTICLE VI.

AWARD OF RESTRICTED STOCK

SECTION 6.1	ELIGIBILITY

          Subject to the Award Limit, Restricted Stock may be awarded to any Employee or any Consultant whom the Committee determines should receive such an award. In addition, each Non-Employee Director shall be eligible to receive an award of Restricted Stock if so determined by the Board.

SECTION 6.2	AWARD OF RESTRICTED STOCK

(a)	The Committee or the Board in the case of Non-Employee Directors, may from time to time, in their respective sole discretion:

	(i)	Select from among the Employees and Consultants or Non-Employee Directors such of them as in its opinion should be awarded Restricted Stock; and

	(ii)	Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

(b)	The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c)

Upon the selection of a Participant to be awarded Restricted Stock, the Committee or the Board, as applicable, shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

          The Committee, however, in conformance with applicable law and regulation, may delegate to the chief executive officer of the Company the power to grant restricted stock pursuant to the terms of the Plan, except that the chief executive officer may not grant restricted stock to Non-Employee Directors and those Employees designated by the Board as officers subject to Section 16 of the Exchange Act or subject to Section 162(m) of the Code.

SECTION 6.3	RESTRICTED STOCK AGREEMENT

          Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Employee, Consultant or Non-Employee Director and an authorized officer of the Company and which shall contain such terms and conditions as the Committee or the Board, as applicable, shall determine, consistent with this Plan.

SECTION 6.4	CONSIDERATION

          As consideration for the issuance of Restricted Stock, in addition to payment of the purchase price, if any (Restricted Stock may simply be granted for no cash consideration), the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to render faithful and efficient service to the Company or any Subsidiary. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, as a Consultant for, or as a Non-Employee Director of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause (unless otherwise provided in a Restricted Stockholder’s employment agreement).

SECTION 6.5	RIGHTS AS STOCKHOLDERS

          Subject to Section 6.6, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.8, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.6.

SECTION 6.6	RESTRICTION

          All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions, if any, as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire; provided, however, that by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

SECTION 6.7	REPURCHASE OF RESTRICTED STOCK

          The Committee or the Board, as applicable, may provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon Termination of Employment, Termination of Consultancy or Termination of Directorship, where such termination is determined by the Committee to be a discharge for good cause, as applicable between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that no such right of repurchase shall exist in the event of a Change in Control of the Company or because of the Restricted Stockholder’s death or disability, or if contrary to the terms of the Restricted Stockholder’s employment agreement.

SECTION 6.8	ESCROW

          The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions that may have been imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

SECTION 6.9	LEGEND

          In order to enforce the restrictions that may be imposed upon shares of Restricted Stock hereunder, the Committee or the Board, as applicable, shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to any such restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

SECTION 6.10	PROVISIONS APPLICABLE TO SECTION 162(M) PARTICIPANTS.

(a)

Notwithstanding anything in the Plan to the contrary, the Committee may grant Restricted Stock or Options to a Section 162(m) Participant the restrictions with respect to which lapse upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) net sales, (ii) sales of certain products, (iii) gross profits or gross profit margin, (iv) gross profits or gross profit margin relating to manufactured products, (v) gross profits or gross profit martin relating to distributed products, (vi), research and development costs, (vii) pre-tax income, (viii) operating income, (ix) cash flow, (x) earnings per share, (xi) return on equity, (xii) return on invested capital or assets, (xiii) cost reductions or savings, (xiv) appreciation in the fair market value of Common Stock and (xv) earnings before any one or more of the following items: interest, taxes, depreciation or amortization, and (xvi) any other performance goal determined by the Committee.

(b)

To the extent the Committee determines to follow Section 162(m) of the Code and to the extent deemed necessary or advisable to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to Restricted Stock which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee may, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various targets and amounts of Restricted Stock which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between performance goals and targets and the amounts of Restricted Stock to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. To the extent the Committee determines to follow Section 162(m) of the Code and to the extent deemed necessary or advisable to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, following the completion of each fiscal year or other designated fiscal period or period of service, and determining the amount earned by a Section 162(m) Participant, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service, and determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

ARTICLE VII.

ADMINISTRATION

SECTION 7.1	COMPENSATION COMMITTEE; SUBCOMMITTEE

(a)

The Compensation Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

(b)

A Subcommittee consisting of two or more Committee members, appointed by and serving office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code (a) may be appointed at any time to act with the full power of the Committee under the Plan and (b) shall be appointed to act with the full power of the Committee with respect to grants of Options and/or Restricted Stock to those Employees designated by the Board as officers subject to Section 16 of the Exchange Act.

SECTION 7.2	DUTIES AND POWERS OF COMMITTEE

          It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee and the Subcommittee shall have the power to interpret this Plan, the Stockholders’ Agreements and the agreements pursuant to which Awards are granted and to adopt such rules for the administration, interpretation and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, may conduct the general administration of the Plan (i) with respect to Options granted to Non-Employee Directors and (ii) at any time when there is no Subcommittee as described in Section 7.1(b) and not all of the Committee members are “non-employee directors” as defined by Rule 16b-3, with respect to any person who is subject to Section 16 of the Exchange Act at the time such person is granted an Option or Restricted Stock. Any such grant or award under this Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code (as each may be applicable), or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee (or the Subcommittee, as applicable).

SECTION 7.3	MAJORITY RULE

          The Committee and the Subcommittee shall each act by a majority of its members in attendance at a meeting where a quorum is present or by a memorandum or other written instrument signed by all members of the Committee or Subcommittee.

SECTION 7.4	COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

          Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee and the Subcommittee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee, the Board or the Subcommittee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No members of the Committee, or Subcommittee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Award, and all members of the Committee, or Subcommittee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

ARTICLE VIII.

MISCELLANEOUS PROVISIONS

SECTION 8.1	NOT TRANSFERABLE

          Awards under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          During the lifetime of the Participant, only he may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

SECTION 8.2	AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN

          Except as otherwise provided in this Section 8.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve months before or after the action by the Board, the Committee or Subcommittee no action of the Board, the Committee or Subcommittee may, except as provided in Section 8.3, increase the limits imposed in

Section 2.1 on the maximum number of shares which may be issued under this Plan, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. The Award Limit may be increased by the Board or the Committee at any time and from time to time, and Awards may be granted with respect to a number of shares not in excess of such increased Award Limit; provided, however, that no such increase of the Award Limit shall be effective unless and until such increase is approved by the Company’s stockholders and if such approval is not obtained all Awards granted with respect to a number of shares in excess of the Award Limit in effect prior to such increase shall be canceled and shall become null and void.

          No amendment, suspension or termination of this Plan shall, without the consent of the Participant alter or impair any rights or obligations under any Awards theretofore granted, unless the Award itself otherwise expressly so provides. No Award may be granted during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the expiration of ten years from the date the Plan is adopted by the Board.

SECTION 8.3	CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR
LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS

(a)

Subject to Section 8.3(c), in the event that the Committee or the Subcommittee (or the Board, in the case of Options granted to Non-Employee Directors) determines that any of the following events (other than those constituting a Change in Control, which will be governed by Section 8.3(d)): a dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee’s or the Subcommittee’s sole discretion (or in the case of Options granted to Non-Employee Directors, the Board’s sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Committee, or the Subcommittee (or the Board, in the case of Options granted to Non-Employee Directors) shall, in such manner as it may deem equitable, adjust any or all of:

(i)

the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

	(ii)	the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

	(iii)	the grant or exercise price with respect to any Option.

(b)

Subject to Section 8.3(c) and Section 8.3(d), in the event of any transaction or event described in Section 8.3(a) or in the event of a Change in Control or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee or Subcommittee (or the Board, in the case of Options granted to Non-Employee Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee or Subcommittee (or the Board, in the case of Options granted to Non-Employee Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option, other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)

In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee or Subcommittee (or the Board, in the case of Options granted to Non-Employee Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the request of the Participant, for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Committee or Subcommittee (or the Board, in the case of Options granted to Non-Employee Directors) in its sole discretion;

	(ii)	In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee or Subcommittee (or the Board, in the case of Options granted to Non-Employee Directors) may provide, either by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Award shall be exercisable as to all shares covered thereby, anything to the contrary in (A) Section 4.4 or (B) the provisions of such Award;

(iii)

In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee or Subcommittee (or the Board, in the case of Options granted to Non-Employee Directors) may provide, either by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that upon such event, such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar Awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(iv)

In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee or Subcommittee (or the Board, in the case of Options granted to Non-Employee Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, Awards which may be granted in the future.

(v)

In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee or Subcommittee may provide by the terms of a Restricted Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement upon some or all shares of Restricted Stock may be terminated.

(c)

To the extent deemed necessary or advisable by the Committee or Subcommittee, with respect to any Award granted to any Section 162(m) Participant that is intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 8.3(a) — (b) shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C) or any successor provision thereto. The Committee or Subcommittee reserves the right to make an Award to the executives of the Company that may not qualify under Section 162(m) as deductible compensation. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee or Subcommittee (or the Board, in the case of Options granted to Non-Employee Directors) determines that the Option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

(d)

Notwithstanding any other provision of this Plan, in addition to whatever actions are taken by the Committee or by the Board, as applicable under Section 8.3(b) which are not inconsistent with the following, in the event of a Change in Control:

(i)

Except as otherwise specifically provided in a Stock Option Agreement, each Option granted or awarded hereunder shall automatically become exercisable as to all shares covered thereby simultaneously with the consummation of such Change in Control, notwithstanding anything to the contrary in Section 4.4, and

(ii)

Except as otherwise specifically provided in a Restricted Stock Agreement, the Restricted Stock shall become fully vested and the restrictions included in any Restricted Stock granted or awarded hereunder shall be deemed rescinded, terminated and all of such Restricted Stock shall be immediately released without restriction, except as to applicable payment therefor, with the consummation of such Change in Control notwithstanding anything to the contrary in Article VI. However, any Award granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive Rule. To the extent permitted by applicable law, an Award granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive Rule.

SECTION 8.4	APPROVAL OF PLAN BY STOCKHOLDERS

          This Plan will be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of this Plan. Awards may be granted prior to such stockholder approval, provided that such Awards shall not vest or be exercisable prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period all Awards previously granted under this Plan shall thereupon be canceled and become null and void.

SECTION 8.5	TAX WITHHOLDING

          The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Committee or Subcommittee (or the Board, in the case of Options granted to Non-Employee Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Participant to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

SECTION 8.6	LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-
BASED COMPENSATION

          Notwithstanding any other provision of this Plan (other than Section 8.3(e)), to the extent necessary or deemed advisable by the Committee or Subcommittee, this Plan and any Award granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan (other than Section 8.3(d)), to the extent deemed necessary or advisable by the Committee, any Option or Restricted Stock which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements, if the Committee or Subcommittee in its discretion determines that the award should qualify under Section 162(m) as deductible compensation.

SECTION 8.7	EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS.

          The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume Options or other rights or awards otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of Options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

SECTION 8.8	COMPLIANCE WITH LAWS

          This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, or Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

SECTION 8.9	TITLES

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

SECTION 8.10	GOVERNING LAW

          This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Michigan without regard to conflicts of laws thereof.

ANNUAL MEETING OF SHAREHOLDERS OF

CARACO PHARMACEUTICAL LABORATORIES, LTD.

September 8, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES,” AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election of three directors.

NOMINEES
☐	FOR ALL NOMINEES	¡	Sailesh T. Desai
		¡	Daniel H. Movens
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡	Georges Ugeux

☐	FOR ALL EXCEPT (See instructions below)

	INSTRUCTION:		To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

2. To approve the adoption of the Caraco Pharmaceutical Laboratories, Ltd. 2008 Equity Participation Plan and approve the performance goals thereunder.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or continuation thereof.

Please be sure to sign and date this Proxy.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Signature of Shareholder	Date:	Signature of Shareholder	Date

NOTE:

Please sign exactly as your name or names appear on the Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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CARACO PHARMACEUTICAL LABORATORIES, LTD.

     This Proxy is Solicited by the Board of Directors of Caraco Pharmaceutical Laboratories, Ltd.

          The undersigned hereby appoints Robert Kurkiewicz or Tammy Bitterman, or either of them, each with power of substitution, to act as proxies for the undersigned, to represent the undersigned at the Annual Meeting of Shareholders (“Annual Meeting”) of Caraco Pharmaceutical Laboratories, Ltd. (“Caraco”) to be held at the Ritz Carlton Hotel, 300 Town Center Drive, Dearborn, Michigan 48126 on Monday, September 8, 2008 at 11:00 a.m., Eastern Daylight Saving Time, and at any adjournment(s) thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on all matters coming before the Annual Meeting, including the business identified on this Proxy and described in the Notice of Annual Meeting of Shareholders and Proxy Statement dated July 29, 2008 (“2008 Proxy Statement”).

This revocable Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made on an executed Proxy, this Proxy will be voted by the proxies “FOR” the election as directors of the persons named in Proposal 1 and “FOR” Proposal 2. Discretionary authority is conferred by this Proxy with respect to certain matters as described in the 2008 Proxy Statement.

The undersigned acknowledges receipt of the 2008 Proxy Statement. Regardless of whether you plan to attend the Annual Meeting, you can be sure your shares are represented at the Annual Meeting by signing, dating and returning your proxy card in the enclosed envelope.

PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

COMMENTS:

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